UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Stephen Tate, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	July 31, 2022

Date of reporting period:	August 1, 2021 – July 31, 2022

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam Investments

Putnam Ultra Short Duration Income Fund

Annual report
7 | 31 | 22

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
CLASS A
PSDTX

Putnam
Ultra Short Duration
Income Fund

Annual report
7 | 31 | 22

Message from the Trustees

September 8, 2022

Dear Fellow Shareholder:

Financial markets are reminding us that the journey to long-term returns often involves weathering periods of heightened volatility. This year, both stocks and bonds have experienced declines, and U.S. GDP [gross domestic product] growth rates were negative in the first and second quarters. Consumers and businesses are grappling with multidecade-high inflation. Against this backdrop, the U.S. Federal Reserve has faced the difficult task of raising interest rates to contain price pressures without tipping the economy into a recession. Globally, the Russia-Ukraine War continues to disrupt trade and has weakened the economic outlooks for Europe and China.

While this challenging environment may test investors’ patience, you can be confident that Putnam portfolio managers are actively working for you. They are assessing risks while researching new and attractive investment opportunities for your fund.

We also would like to announce changes to the Board of Trustees. In July 2022, we welcomed Jennifer Williams Murphy and Marie Pillai as new Trustees. Both have a wealth of investment advisory and executive management experience. We also want to thank two Trustees who retired from the Board on June 30, 2022. Paul Joskow served with us since 1997, and Ravi Akhoury joined the Board in 2009. We wish them well.

Thank you for investing with Putnam.

Putnam Ultra Short Duration Income Fund is designed for investors who seek a conservative risk profile and low volatility, along with income potential. Managed by a team of industry veterans, the fund offers a level of flexibility not necessarily available in other conservative investment options. Because the fund is not a money market fund, the managers can invest in a broader range of sectors and securities that may offer higher yields without taking on significantly more risk.

2 Ultra Short Duration Income Fund

Investors should be aware of the differences between Putnam Ultra Short Duration Income Fund and money market funds before investing: Both seek to preserve capital and maintain liquidity. Money market funds generally focus on stability of principal, while Putnam Ultra Short Duration Income Fund seeks a balance of stability and income, which may result in increased volatility. Money market funds seek to maintain a net asset value (NAV) of $1.00 per share; the NAV of Putnam Ultra Short Duration Income Fund will fluctuate to reflect the market value of the portfolio. The fund’s fees and expenses differ from money market funds; see the prospectus for details. The fund can invest in more bond sectors than money market funds and, as a result, will be exposed to a larger number of risks. Neither money market funds nor this fund is insured or guaranteed by the FDIC or any other government agency, and investors can lose money in each.

Ultra Short Duration Income Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. See below and pages 10–12 for additional performance information. The fund had expense limitations during the period, without which returns would have been lower.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 7/31/22. See above and pages 10–12 for additional fund performance information. Index descriptions can be found on page 16.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

4 Ultra Short Duration Income Fund

How were market conditions during the 12-month reporting period?

Global financial markets faced increasing headwinds as the period progressed. Russia’s invasion of Ukraine and Covid-19-related lockdowns in China heightened political and economic uncertainty and weighed on sentiment. U.S. unemployment trended lower, but inflation spiked, hitting 40-year highs due to supply chain disruptions and soaring energy and food prices. Faced with persistently high inflation in the second half of the period, the Federal Reserve raised the federal funds target rate four times, from 0.00%–0.25% to 2.25%–2.50%.

The U.S. Treasury market underwent a sub stantial adjustment due to the Fed’s actions and market expectations. At times, yields on some shorter-term Treasuries edged above those of longer-term bonds like the 10-year note, creating a flat or inverted yield curve. The yield on the 2-year Treasury note, which began the period at 0.09%, rose to as high as 3.10% on June 28, 2022, before settling at 2.89% at period-end. The yield on the 10-year Treasury note, which helps set borrowing costs on everything from mortgages to corporate debt,

Ultra Short Duration Income Fund 5

Allocations are shown as a percentage of the fund’s net assets as of 7/31/22. Cash and net other assets, if any, represent the market value weights of cash, derivatives, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

The cash and net other assets category may show a negative market value percentage as a result of the timing of trade-date and settlement-date transactions.

climbed to 2.67% at period-end from 1.24% at the end of July 2021.

The Fed’s sharp rate increases over such a short period favored investors focused on the shorter end of the maturity spectrum. Shorter-term rates tend to be more responsive to changes in the Fed’s benchmark rate than longer-term rates.

How did the fund perform? What were the drivers of performance during the period?

The fund underperformed its benchmark, the ICE BofA U.S. Treasury Bill Index, during the period. The fund returned –0.49% versus 0.13% for the benchmark index for the 12 months ended July 31, 2022.

Corporate credit was the largest detractor from the fund’s relative performance, as 1–3 year investment-grade corporate credit spreads widened meaningfully after narrowing to all-time tight levels in September 2021. After tightening to 31 basis points at the end of September, 1–3 year spreads widened by 49 basis points [bps] to end the period at 80 bps on July 31, 2022. While corporate credit was a detractor, the fund fared considerably better than the Bloomberg U.S. 1-3 Year Corporate Bond Index, which returned –3.12% during the period. This is reflective of our more conservative posture and capital preservation bias, which benefited the portfolio during the period. [One basis point is one-hundredth of one percentage point.]

Additionally, the fund’s allocation to securitized sectors, including non-agency residential mortgage-backed securities and asset-backed securities, detracted, albeit marginally. The team continues to focus the portfolio’s allocation in this area on highly rated securities that are senior in the capital structure, which we believe provide diversification benefits to our corporate exposure.

On the other hand, our allocations to commercial paper contributed to returns. We keep a balance of short-maturity commercial paper for liquidity. Commercial paper yields continued

6 Ultra Short Duration Income Fund

to rise as interest rates rose in 2022, so we have been able to reinvest the maturing paper at higher rates.

What is your near-term outlook for fixed income markets?

The outlook for ultrashort fixed income has continued to improve, as realized yields and future yield expectations improved meaningfully over the past few months. The yields on 2-year and 3-year Treasury notes rose sharply in the first half of 2022. Interest rates on the shortest end of the yield curve, including the London Interbank Offered Rate [LIBOR] and Secured Overnight Financing Rate [SOFR], also rose sharply in the first half of 2022 with the Fed’s aggressive rate hikes. Looking at forward rates [market expectations for yields in the future], currently, the market is expecting 3-month LIBOR to end the year around 3.70% and SOFR to end the year around 3.30%. In this environment, we believe our fund, and ultrashort funds in general, will continue to capture these higher yields. Additionally, short-term corporate credit spreads [as measured by the Bloomberg U.S. 1-3 Year Corporate Bond Index] have widened in 2022 after reaching their all-time tightest levels at the end of the third quarter of 2021. This has made valuations more attractive on the short end of the curve, in our view.

The market is currently pricing in over 100 bps of additional Fed hikes for the remainder of

Credit qualities are shown as a percentage of the fund’s net assets as of 7/31/22. A bond rated BBB or higher (A-3/SP-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings may vary over time.

Cash and net other assets, if any, represent the market value weights of cash and derivatives and may show a negative market value as a result of the timing of trade versus settlement date transactions. The fund itself has not been rated by an independent rating agency.

Ultra Short Duration Income Fund 7

2022. If the projected rate hikes do materialize, we believe the fund’s yield should continue to be positively affected given the fund’s current portfolio structure.

What are the fund’s strategies going forward?

We continue to have a constructive view and have positioned the fund to take advantage of a rising interest-rate environment. Specifically, we increased the fund’s allocation to securities with a floating-rate coupon tied to LIBOR or SOFR, which accounted for about 64% of the portfolio’s assets as of July 31, 2022. These securities’ coupons reset on a daily, 1-month, or 3-month basis to reflect current short-term rates and carry a very short duration [interest-rate sensitivity]. As of July 31, 2022, the fund’s duration was 0.21 years, down 0.05 years from where it began the one-year period. In a rising-rate environment, we believe this strategy can help the fund capture higher yields without experiencing the negative price effects of longer-duration fixed-rate securities. Additionally, as yields rise, the income generation can act as a larger buffer to net asset value movements on a total-return basis.

We have moved into a “credit pickers” market, in our view, with diverging outcomes and idiosyncratic opportunities across investment-grade credit. We have structured the portfolio with an emphasis on lower-tier investment-grade securities [BBB or equivalent], generally maturing in one year or less, and upper-tier investment-grade securities [A or AA rated], generally maturing in a range of 1 to 3.5 years.

Given the improving valuations on the short end of the curve, we have been able to add some incremental risk to the portfolio but have been judicious in doing so. Capital preservation remains the primary objective of our fund; we do not try to “stretch for yield” in our strategy.

Thank you, Joanne, for your time and insights today.

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

8 Ultra Short Duration Income Fund

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

Ultra Short Duration Income Fund 9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended July 31, 2022, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class N, R, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Annualized fund performance Total return for periods ended 7/31/22

	Life of fund	10 years	5 years	3 years	1 year
Class A (10/17/11)
Net asset value	0.94%	0.96%	1.20%	0.62%	–0.49%
Class C (10/17/11)
Net asset value	0.64	0.64	0.85	0.28	–0.78
Class N (11/1/18)
Before sales charge	0.80	0.82	1.07	0.47	–0.64
After sales charge	0.66	0.67	0.76	–0.03	–2.13
Class R (10/17/11)
Net asset value	0.55	0.58	0.83	0.28	–0.78
Class R6 (7/2/12)
Net asset value	1.06	1.08	1.33	0.77	–0.37
Class Y (10/17/11)
Net asset value	1.05	1.06	1.30	0.72	–0.39

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Class A, C, R, R6, and Y share classes do not carry an initial sales charge or a contingent deferred sales charge. After-sales-charge returns for class N shares reflect the deduction of the maximum 1.50% sales charge, levied at the time of purchase. Performance for class N shares prior to their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge and the higher operating expenses of class N shares. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class C performance reflects conversion to class A shares after eight years.

Comparative annualized index returns For periods ended 7/31/22

	Life of fund	10 years	5 years	3 years	1 years
ICE BofA U.S. Treasury
Bill Index	0.62%	0.66%	1.11%	0.59%	0.13%

Index results should be compared with fund performance at net asset value.

10 Ultra Short Duration Income Fund

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class C, N, R, R6, and Y shares would have been valued at $10,663, $10,854 ($10,691 after sales charge), $10,596, $11,133, and $11,115 respectively.

Fund price and distribution information For the 12-month period ended 7/31/22

Distributions	Class A	Class C	Class N		Class R	Class R6	Class Y
Number	12	12	12		12	12	12
Income	$0.050862	$0.021862	$0.035686		$0.021857	$0.062235	$0.060944
Capital gains	—	—	—		—	—	—
Total	$0.050862	$0.021862	$0.035686		$0.021857	$0.062235	$0.060944
	Net	Net	Before	After	Net	Net	Net
	asset	asset	sales	sales	asset	asset	asset
Share value	value	value	charge	charge	value	value	value
7/31/21	$10.08	$10.07	$10.07	$10.22	$10.07	$10.10	$10.09
7/31/22	9.98	9.97	9.97	10.12	9.97	10.00	9.99
	Net	Net	Before	After	Net	Net	Net
Current rate	asset	asset	sales	sales	asset	asset	asset
(end of period)	value	value	charge	charge	value	value	value
Current dividend rate[1]	1.61%	1.21%	1.45%	1.43%	1.21%	1.73%	1.71%
Current 30-day
SEC yield (with
expense limitation)[2,3]	2.12	1.72	N/A	1.94	1.72	2.24	2.22
Current 30-day
SEC yield (without
expense limitation)[3]	2.04	1.65	N/A	1.87	1.65	2.17	2.14

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class N shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (1.50% for class N shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 For the period, the fund had an expense limitation, without which the yield would have been lower.

3 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Ultra Short Duration Income Fund 11

Annualized fund performance as of most recent calendar quarter
Total return for periods ended 6/30/22

	Life of fund	10 years	5 years	3 years	1 year
Class A (10/17/11)
Net asset value	0.93%	0.96%	1.21%	0.65%	–0.60%
Class C (10/17/11)
Net asset value	0.64	0.64	0.84	0.30	–0.88
Class N (11/1/18)
Before sales charge	0.80	0.82	1.08	0.50	–0.75
After sales charge	0.65	0.67	0.78	–0.01	–2.24
Class R (10/17/11)
Net asset value	0.55	0.58	0.84	0.30	–0.88
Class R6 (7/2/12)
Net asset value	1.05	1.07	1.30	0.76	–0.59
Class Y (10/17/11)
Net asset value	1.04	1.06	1.31	0.75	–0.60

See the discussion following the fund performance table on page 10 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class C	Class N	Class R	Class R6	Class Y
Net expenses for the fiscal year
ended 7/31/21*	0.40%	0.80%	0.55%	0.80%	0.29%	0.30%
Total annual operating expenses for the
fiscal year ended 7/31/21	0.46%	0.86%	0.61%	0.86%	0.35%	0.36%
Annualized expense ratio for the
six-month period ended 7/31/22†	0.40%	0.77%‡	0.55%	0.78%‡	0.29%	0.30%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit certain fund expenses through 11/30/22.

‡ Reflects a voluntary waiver of certain fund expenses.

† Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

12 Ultra Short Duration Income Fund

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 2/1/22 to 7/31/22. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class C	Class N	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$1.98	$3.81	$2.72	$3.86	$1.44	$1.49
Ending value (after expenses)	$996.00	$994.20	$995.30	$995.20	$997.60	$996.50

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 7/31/22. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period (181); and then dividing that result by the number of days in the year (365).

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 7/31/22, use the following calculation method. To find the value of your investment on 2/1/22, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class C	Class N	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$2.01	$3.86	$2.76	$3.91	$1.45	$1.51
Ending value (after expenses)	$1,022.81	$1,020.98	$1,022.07	$1,020.93	$1,023.36	$1,023.31

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 7/31/22. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period (181); and then dividing that result by the number of days in the year (365).

Ultra Short Duration Income Fund 13

Consider these risks before investing

Putnam Ultra Short Duration Income Fund is not a money market fund. The effects of inflation may erode the value of your investment over time. Funds that invest in government securities are not guaranteed. Mortgage-backed investments, unlike traditional debt investments, are also subject to prepayment risk, which means that they may increase in value less than other bonds when interest rates decline and decline in value more than other bonds when interest rates rise. The fund may have to invest the proceeds from prepaid investments, including mortgage-backed investments, in other investments with less attractive terms and yields.

The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings.

Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Fixed income investments may be more susceptible to downgrades or defaults during economic downturns or other periods of economic stress. Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Credit risk is generally greater for debt not backed by the full faith and credit of the U.S. government.

Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Unlike bonds, funds that invest in bonds have fees and expenses.

Our investment techniques, analyses, and judgments may not produce the outcome we intend. The investments we select for the fund may not perform as well as other securities that we do not select for the fund. We, or the fund’s other service providers, may experience disruptions or operating errors that could have a negative effect on the fund. You can lose money by investing in the fund.

14 Ultra Short Duration Income Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions. They are calculated by dividing the net assets of the class of shares by the number of outstanding shares in the class.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. Net asset values fluctuate with market conditions. They are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 1.50% maximum sales charge for class N shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class C shares and assumes redemption at the end of the period.

Share classes

Class A shares are not subject to an initial sales charge or a CDSC, except that a CDSC may apply to certain redemptions of class A shares obtained by exchanging shares from another Putnam fund that were originally purchased without an initial sales charge if the shares are redeemed within nine months of the original purchase. Exchange of your fund’s class A shares into another Putnam fund may involve an initial sales charge.

Class C shares are not subject to an initial sales charge or a CDSC, except that a CDSC of 1.00% may apply to class C shares obtained in an exchange for class C shares of another Putnam fund if exchanged within one year of the original purchase date.

Class N shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge). There is a 1.50% maximum sales charge.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

Ultra Short Duration Income Fund 15

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

◦ Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg U.S. 1-3 Year Corporate Bond Index is an unmanaged index that tracks the performance of U.S. dollar-denominated, investment-grade, fixed-rate, taxable corporate bonds with 1- to 3-year maturities.

Bloomberg U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed income securities.

ICE BofA (Intercontinental Exchange Bank of America) U.S. Treasury Bill Index is an unmanaged index that tracks the performance of U.S. dollar-denominated U.S. Treasury bills publicly issued in the U.S. domestic market. Qualifying securities must have a remaining term of at least one month to final maturity and a minimum amount outstanding of $1 billion.

S&P 500® Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

BLOOMBERG®  is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper, a Refinitiv company, is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category medians reflect performance trends for funds within a category.

16 Ultra Short Duration Income Fund

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2022, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of July 31, 2022, Putnam employees had approximately $480,000,000 and the Trustees had approximately $65,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Liquidity risk management program

Putnam, as the administrator of the fund’s liquidity risk management program (appointed by the Board of Trustees), presented the most recent annual report on the program to the Trustees in April 2022. The report covered the structure of the program, including the program documents and related policies and procedures adopted to comply with Rule 22e-4 under the Investment Company Act of 1940, and reviewed the operation of the program from January 2021 through December 2021. The report included a description of the annual liquidity assessment of the fund that Putnam performed in November 2021. The report noted that there were no material compliance exceptions identified under Rule 22e-4 during the period. The report included a review of the governance of the program and the methodology for classification of the fund’s investments. The report also included a discussion of liquidity monitoring during the period, including during the market liquidity challenges caused by the Covid-19 pandemic, and the impact those challenges had on the liquidity of the fund’s investments. Putnam concluded that the program has been operating effectively and adequately to ensure compliance with Rule 22e-4.

Ultra Short Duration Income Fund 17

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

18 Ultra Short Duration Income Fund

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel considered any possible changes to the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and, as applicable, identified those changes to Putnam Management. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2022, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2022, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2022 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract and the approval of your fund’s amended and restated sub-management contract, effective July 1, 2022. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund and the application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of any economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example,

Ultra Short Duration Income Fund 19

with certain exceptions primarily involving newer or repositioned funds, the current fee arrangements under the vast majority of the funds’ management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (Two funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.) The Trustees considered that the proposed amended and restated sub-management contract would lower the sub-management fees paid by Putnam Management to PIL.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee schedule for your fund would be appropriate at this time.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. The Trustees and Putnam Management and the funds’ investor servicing agent, Putnam Investor Services, Inc. (“PSERV”), have implemented expense limitations that were in effect during your fund’s fiscal year ending in 2021. These expense limitations were: (i) a contractual expense limitation applicable to specified open-end funds, including your fund, of 25 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2021. Putnam Management and PSERV have agreed to maintain these expense limitations until at least November 30, 2023. In addition, Putnam Management contractually agreed to waive fees and/or reimburse expenses of your fund to the extent that expenses of the fund (excluding payments under the fund’s distribution plans, investor servicing fees, brokerage, interest, taxes, investment-related expenses, extraordinary expenses and acquired fund fees and expenses) would exceed an annual rate of 0.24% of its average net assets through at least November 30, 2023. During its fiscal year ending in 2021, your fund’s expenses were reduced as a result of this expense limitation. Putnam Management and PSERV’s commitment to these expense limitation arrangements, which were intended to support an effort to have fund expenses meet competitive standards, was an important factor in the Trustees’ decision to approve the continuance of your fund’s management contract and to approve your fund’s amended and restated sub-management contract.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fees), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the second quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the second quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2021. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2021 reflected

20 Ultra Short Duration Income Fund

the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of the revenues, expenses and profitability of Putnam Management and its affiliates, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place for the Putnam funds, including the fee schedule for your fund, represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of any economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding services provided and fees charged by Putnam Management and its affiliates to other clients, including collective investment trusts offered in the defined contribution and defined benefit retirement plan markets, sub-advised mutual funds, private funds sponsored by affiliates of Putnam Management, model-only separately managed accounts and Putnam Management’s exchange-traded funds. This information included, in cases where a product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these clients as compared to the services provided to the Putnam funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate marketplaces. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for other clients, and the Trustees also considered the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of Putnam Management’s investment process and performance by the work of the investment oversight committees of the Trustees and the full Board of Trustees, which meet on a regular basis with individual portfolio managers and with senior management of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that, in the aggregate, the Putnam funds’ performance was generally solid in 2021 against a backdrop of strong U.S. economic and financial market growth. The Trustees considered Putnam Management’s observation that, despite an environment of generally strong growth, there had been various headwinds experienced in 2021. For the one-year period ended December 31, 2021, the Trustees noted that the Putnam funds, on an asset-weighted basis, ranked in the 52nd percentile of their peers as determined by Lipper Inc. (“Lipper”) and, on an asset-weighted-basis, delivered a gross return that trailed their benchmarks by 0.1%. Over the longer-term, the Committee noted that, on an asset-weighted basis, the Putnam funds delivered strong aggregate performance relative to their

Ultra Short Duration Income Fund 21

Lipper peers over the three-, five- and ten-year periods ended December 31, 2021, ranking in the 31st, 29th and 21st percentiles, respectively, and that the funds, in the aggregate, outperformed their benchmarks on a gross basis for each of those periods.

In addition to the performance of the individual Putnam funds, the Trustees considered, as they had in prior years, the performance of The Putnam Fund complex versus competitor fund complexes. In particular, the Trustees considered The Putnam Fund complex’s performance as reported in the Barron’s/Lipper Fund Families survey (the “Survey”), which ranks mutual fund companies based on their performance across a variety of asset types. The Trustees noted that The Putnam Fund complex continued to rank highly in the Survey, especially over the longer-term, with The Putnam Funds ranking as the 6th best performing mutual fund complex out of 45 complexes for the ten-year period and 13th out of 49 complexes for the five-year period. The Trustees noted that 2021 marked the fifth consecutive year that The Putnam Funds have ranked in the top ten fund complexes for the ten-year period. The Trustees also considered that The Putnam Fund complex’s Survey performance over the one-year period was solid, with The Putnam Funds ranking 27th out of 51 complexes. In addition to the Survey, the Trustees also considered the Putnam funds’ ratings assigned by Morningstar Inc., noting that 25 of the funds were four- or five-star rated at the end of 2021 (representing a decrease of one fund year-over-year) and that this included nine funds that had achieved a five-star rating (representing an increase of two funds year-over-year). They also noted, however, the disappointing investment performance of some Putnam funds for periods ended December 31, 2021 and considered information provided by Putnam Management regarding the factors contributing to the under-performance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds and evaluate whether additional actions to address areas of underperformance may be warranted.

For purposes of the Trustees’ evaluation of the Putnam funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and comparisons of those returns to the returns of selected investment benchmarks. In the case of your fund, the Trustees considered information about your fund’s total return and its performance relative to its benchmark over the one-year, three-year and five-year periods ended December 31, 2021. Your fund’s class A shares’ return, net of fees and expenses, was approximately zero and in line with the return of its benchmark over the one-year period ended December 31, 2021, and was positive and exceeded the return of its benchmark over the three-year and five-year periods ended December 31, 2021. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees considered Putnam Management’s continued efforts to support fund performance through certain initiatives, including structuring compensation for portfolio managers to enhance accountability for fund performance, emphasizing accountability in the portfolio management process and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management had made selective hires and internal promotions in 2021 to strengthen its investment team.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. The Trustees indicated their continued intent to

22 Ultra Short Duration Income Fund

monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee. In addition, with the assistance of their Brokerage Committee, the Trustees indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with PSERV and its distributor’s contract and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds and the costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees were of the view that the investor services provided by PSERV were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

Ultra Short Duration Income Fund 23

Audited financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s audited financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

24 Ultra Short Duration Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Putnam Funds Trust and Shareholders of
Putnam Ultra Short Duration Income Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of Putnam Ultra Short Duration Income Fund (one of the funds constituting Putnam Funds Trust, referred to hereafter as the “Fund”) as of July 31, 2022, the related statement of operations for the year ended July 31, 2022, the statement of changes in net assets for each of the two years in the period ended July 31, 2022, including the related notes, and the financial highlights for each of the three years in the period ended July 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2022 and the financial highlights for each of the three years in the period ended July 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended July 31, 2019 and the financial highlights for each of the periods ended on or prior to July 31, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated September 10, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
September 8, 2022

We have served as the auditor of one or more investment companies in the Putnam Investments family of funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

Ultra Short Duration Income Fund 25

The fund’s portfolio 7/31/22

CORPORATE BONDS AND NOTES (68.9%)*	Principal amount	Value
Banking (35.8%)
ANZ New Zealand Int’l, Ltd./London 144A company guaranty sr. unsec. FRN (US SOFR + 0.60%), 2.022%, 2/18/25 (United Kingdom)	$28,032,000	$27,635,207
Australia & New Zealand Banking Group, Ltd. 144A sr. unsec. unsub. FRN (ICE LIBOR USD 3 Month + 0.49%), 1.995%, 11/21/22 (Australia)	24,180,000	24,172,944
Banco Bilbao Vizcaya Argentaria SA sr. unsec. unsub. notes 0.875%, 9/18/23 (Spain)	28,200,000	27,293,986
Banco Santander SA sr. unsec. unsub. FRN (ICE LIBOR USD 3 Month + 1.12%), 3.543%, 4/12/23 (Spain)	58,074,000	58,039,036
Banco Santander SA sr. unsec. unsub. FRN (ICE LIBOR USD 3 Month + 1.09%), 2.595%, 2/23/23 (Spain)	35,450,000	35,439,612
Bank of America Corp. sr. unsec. FRN Ser. GMTN, (ICE LIBOR USD 3 Month + 0.96%), 3.743%, 7/23/24	11,340,000	11,277,386
Bank of America Corp. sr. unsec. FRN Ser. MTN, (Bloomberg 3 Month Short Term Bank Yield Index + 0.43%), 1.938%, 5/28/24	71,000,000	69,888,850
Bank of America Corp. sr. unsec. unsub. FRN 3.004%, 12/20/23	36,246,000	36,149,642
Bank of America Corp. sr. unsec. unsub. FRN Ser. MTN, (ICE LIBOR USD 3 Month + 0.79%), 2.401%, 3/5/24	62,949,000	62,497,022
Bank of Montreal sr. unsec. FRN Ser. MTN, (US SOFR Compounded Index + 0.47%), 2.578%, 1/10/25 (Canada)	46,935,000	45,975,432
Bank of Montreal sr. unsec. unsub. FRN Ser. MTN, (US SOFR Compounded Index + 0.71%), 2.474%, 3/8/24 (Canada)	37,475,000	37,206,704
Bank of Montreal sr. unsec. unsub. FRN Ser. MTN, (US SOFR Compounded Index + 0.32%), 2.433%, 7/9/24 (Canada)	37,695,000	37,055,693
Bank of Montreal sr. unsec. unsub. FRN Ser. MTN, (US SOFR Compounded Index + 0.27%), 2.426%, 4/14/23 (Canada)	28,038,000	27,883,988
Bank of New York Mellon Corp. (The) sr. unsec. FRN Ser. MTN, (ICE LIBOR USD 3 Month + 1.05%), 3.856%, 10/30/23	18,685,000	18,697,449
Bank of New York Mellon Corp. (The) sr. unsec. unsub. FRN (US SOFR + 0.62%), 2.849%, 4/25/25	51,384,000	50,608,985
Bank of New York Mellon Corp. (The) sr. unsec. unsub. FRN (US SOFR + 0.20%), 2.429%, 10/25/24	34,593,000	33,914,742
Bank of Nova Scotia (The) sr. unsec. FRN (US SOFR Compounded Index + 0.45%), 2.609%, 4/15/24 (Canada)	74,000,000	73,151,465
Bank of Nova Scotia (The) sr. unsec. notes 1.625%, 5/1/23 (Canada)	5,040,000	4,981,020
Bank of Nova Scotia (The) sr. unsec. unsub. FRN (US SOFR + 0.38%), 2.658%, 7/31/24 (Canada)	46,700,000	45,934,416
Bank of Nova Scotia (The) sr. unsec. unsub. FRN (US SOFR + 0.26%), 2.141%, 9/15/23 (Canada)	22,930,000	22,724,345
Bank of Nova Scotia (The) sr. unsec. unsub. FRN Ser. BKNT, (ICE LIBOR USD 3 Month + 0.62%), 2.716%, 9/19/22 (Canada)	5,096,000	5,092,748

26 Ultra Short Duration Income Fund

CORPORATE BONDS AND NOTES (68.9%)* cont.	Principal amount	Value
Banking cont.
Banque Federative du Credit Mutuel SA 144A sr. unsec. FRN (ICE LIBOR USD 3 Month + 0.96%), 3.67%, 7/20/23 (France)	$7,635,000	$7,664,321
Banque Federative du Credit Mutuel SA 144A sr. unsec. FRN (US SOFR Compounded Index + 0.41%), 1.587%, 2/4/25 (France)	70,375,000	68,890,871
Banque Federative du Credit Mutuel SA 144A sr. unsec. notes 2.125%, 11/21/22 (France)	36,233,000	36,125,718
Banque Federative du Credit Mutuel SA 144A sr. unsec. notes 0.65%, 2/27/24 (France)	35,500,000	33,829,074
Barclays PLC sr. unsec. unsub. FRN 4.338%, 5/16/24 (United Kingdom)	18,704,000	18,687,779
Barclays PLC sr. unsec. unsub. FRN (ICE LIBOR USD 3 Month + 1.38%), 2.791%, 5/16/24 (United Kingdom)	57,529,000	57,283,502
BNP Paribas SA 144A sr. unsec. unsub. notes 3.50%, 3/1/23 (France)	10,214,000	10,198,480
BPCE SA 144A sr. unsec. FRN (ICE LIBOR USD 3 Month + 1.24%), 2.961%, 9/12/23 (France)	69,767,000	69,815,719
BPCE SA 144A sr. unsec. FRN (US SOFR + 0.57%), 2.742%, 1/14/25 (France)	24,089,000	23,628,364
Canadian Imperial Bank of Commerce sr. unsec. unsub. FRN (US SOFR + 0.80%), 2.749%, 3/17/23 (Canada)	62,781,000	62,859,476
Canadian Imperial Bank of Commerce sr. unsec. unsub. FRN (US SOFR + 0.42%), 2.592%, 10/18/24 (Canada)	37,396,000	36,581,428
Canadian Imperial Bank of Commerce sr. unsec. unsub. FRN (US SOFR + 0.34%), 2.292%, 6/22/23 (Canada)	47,455,000	47,094,079
Canadian Imperial Bank of Commerce sr. unsec. unsub. FRN Ser. BKNT, (ICE LIBOR USD 3 Month + 0.66%), 2.381%, 9/13/23 (Canada)	20,445,000	20,391,836
Capital One Bank USA NA unsec. sub. notes 3.375%, 2/15/23	24,166,000	24,151,113
Citigroup, Inc. sr. unsec. FRN (ICE LIBOR USD 3 Month + 1.43%), 3.01%, 9/1/23	30,501,000	30,489,419
Citigroup, Inc. sr. unsec. FRN (ICE LIBOR USD 3 Month + 1.02%), 2.603%, 6/1/24	89,440,000	88,790,397
Citigroup, Inc. sr. unsec. unsub. FRN (US SOFR + 0.67%), 2.956%, 5/1/25	39,605,000	38,583,963
Citigroup, Inc. sr. unsec. unsub. FRN (US SOFR + 1.37%), 2.876%, 5/24/25	13,997,000	13,943,128
Citizens Bank NA sr. unsec. FRN 4.119%, 5/23/25	19,435,000	19,420,966
Citizens Bank NA sr. unsec. FRN Ser. BKNT, (ICE LIBOR USD 3 Month + 0.95%), 3.182%, 3/29/23	17,893,000	17,896,066
Commonwealth Bank of Australia 144A sr. unsec. unsub. FRN (US SOFR + 0.74%), 2.58%, 3/14/25 (Australia)	65,581,000	65,241,557
Cooperatieve Rabobank UA sr. unsec. FRN (US SOFR Compounded Index + 0.38%), 2.493%, 1/10/25 (Netherlands)	63,599,000	62,457,470
Cooperatieve Rabobank UA sr. unsec. FRN (US SOFR Compounded Index + 0.30%), 2.421%, 1/12/24 (Netherlands)	64,725,000	64,128,654

Ultra Short Duration Income Fund 27

CORPORATE BONDS AND NOTES (68.9%)* cont.	Principal amount	Value
Banking cont.
Cooperatieve Rabobank UA 144A sr. unsec. FRN (ICE LIBOR USD 3 Month + 0.86%), 3.057%, 9/26/23 (Netherlands)	$27,341,000	$27,392,712
Credit Agricole SA/London 144A sr. unsec. FRN (ICE LIBOR USD 3 Month + 1.02%), 3.803%, 4/24/23 (United Kingdom)	65,372,000	65,482,339
Credit Suisse Group AG sr. unsec. FRN (US SOFR Compounded Index + 0.39%), 2.677%, 2/2/24	33,500,000	32,980,382
Credit Suisse Group AG sr. unsec. unsub. FRN (US SOFR Compounded Index + 0.38%), 1.622%, 8/9/23	18,345,000	18,217,060
Credit Suisse Group AG 144A sr. unsec. FRN (ICE LIBOR USD 3 Month + 1.24%), 2.961%, 6/12/24 (Switzerland)	71,642,000	71,676,531
Credit Suisse Group Funding Guernsey, Ltd. company guaranty sr. unsec. unsub. notes 3.80%, 9/15/22 (United Kingdom)	31,294,000	31,271,836
DNB Bank ASA 144A sr. unsec. FRN (ICE LIBOR USD 3 Month + 0.62%), 2.231%, 12/2/22 (Norway)	46,725,000	46,695,403
DNB Bank ASA 144A sr. unsec. unsub. FRN (US SOFR Compounded Index + 0.83%), 2.841%, 3/28/25 (Norway)	51,541,000	50,953,768
Federation des Caisses Desjardins du Quebec 144A sr. unsec. FRN (US SOFR + 0.43%), 1.916%, 5/21/24 (Canada)	41,990,000	41,200,795
First-Citizens Bank & Trust Co. sr. unsec. sub. FRN 3.929%, 6/19/24	30,599,000	30,380,468
Huntington Bancshares, Inc. unsec. notes 4.35%, 2/4/23	7,864,000	7,866,217
Huntington National Bank (The) sr. unsec. FRN (US SOFR Compounded Index + 1.19%), 2.553%, 5/16/25	28,010,000	27,624,806
ING Groep NV sr. unsec. FRN (ICE LIBOR USD 3 Month + 1.00%), 3.293%, 10/2/23 (Netherlands)	67,884,000	67,682,798
Intesa Sanpaolo SpA 144A sr. unsec. notes 3.375%, 1/12/23 (Italy)	59,497,000	59,186,735
JPMorgan Chase & Co. sr. unsec. unsub. FRN (ICE LIBOR USD 3 Month + 0.89%), 3.673%, 7/23/24	49,091,000	48,912,700
JPMorgan Chase & Co. sr. unsec. unsub. FRN (ICE LIBOR USD 3 Month + 0.73%), 3.513%, 4/23/24	60,212,000	59,790,335
JPMorgan Chase & Co. sr. unsec. unsub. FRN (US SOFR + 0.58%), 2.478%, 3/16/24	13,994,000	13,861,171
JPMorgan Chase & Co. sr. unsec. unsub. FRN (ICE LIBOR USD 3 Month + 1.23%), 4.013%, 10/24/23	52,951,000	52,974,413
KeyBank NA sr. unsec. FRN Ser. BKNT, (US SOFR + 0.34%), 2.62%, 1/3/24	54,980,000	54,561,216
KeyBank NA sr. unsec. FRN Ser. BKNT, (US SOFR + 0.32%), 2.60%, 6/14/24	27,540,000	27,168,948
KeyBank NA sr. unsec. FRN Ser. BKNT, 0.423%, 1/3/24	53,877,000	53,169,173
KeyCorp sr. unsec. unsub. FRN Ser. MTN, 3.878%, 5/23/25	13,996,000	13,954,543
Lloyds Banking Group PLC sr. unsec. unsub. FRN 2.907%, 11/7/23 (United Kingdom)	19,376,000	19,300,300

28 Ultra Short Duration Income Fund

CORPORATE BONDS AND NOTES (68.9%)* cont.	Principal amount	Value
Banking cont.
Lloyds Banking Group PLC sr. unsec. unsub. FRN 0.695%, 5/11/24 (United Kingdom)	$51,410,000	$49,931,568
Macquarie Bank, Ltd. 144A sr. unsec. FRN (US SOFR + 1.31%), 3.253%, 3/21/25 (Australia)	19,285,000	19,277,093
Mitsubishi UFJ Financial Group, Inc. sr. unsec. FRN 4.788%, 7/18/25 (Japan)	18,706,000	18,908,059
Mitsubishi UFJ Financial Group, Inc. sr. unsec. FRN (ICE LIBOR USD 3 Month + 0.86%), 3.626%, 7/26/23 (Japan)	99,217,000	99,568,204
Mitsubishi UFJ Financial Group, Inc. sr. unsec. FRN (ICE LIBOR USD 3 Month + 0.74%), 2.351%, 3/2/23 (Japan)	16,300,000	16,317,174
Mizuho Financial Group, Inc. sr. unsec. FRN (ICE LIBOR USD 3 Month + 0.99%), 3.418%, 7/10/24 (Japan)	36,970,000	36,931,110
Mizuho Financial Group, Inc. sr. unsec. FRN (ICE LIBOR USD 3 Month + 0.63%), 2.154%, 5/25/24 (Japan)	36,473,000	36,150,312
Mizuho Financial Group, Inc. sr. unsec. unsub. FRN (ICE LIBOR USD 3 Month + 1.00%), 2.721%, 9/11/24 (Japan)	8,907,000	8,885,556
Mizuho Financial Group, Inc. sr. unsec. unsub. FRN (ICE LIBOR USD 3 Month + 0.79%), 2.401%, 3/5/23 (Japan)	13,977,000	13,988,031
Mizuho Financial Group, Inc. sr. unsec. unsub. FRN (ICE LIBOR USD 3 Month + 0.88%), 2.601%, 9/11/22 (Japan)	52,440,000	52,417,870
National Australia Bank, Ltd. 144A sr. unsec. FRN (US SOFR + 0.38%), 2.501%, 1/12/25 (Australia)	70,891,000	70,006,989
National Australia Bank, Ltd. 144A sr. unsec. unsub. FRN (ICE LIBOR USD 3 Month + 0.41%), 2.131%, 12/13/22 (Australia)	36,650,000	36,626,899
National Bank of Canada company guaranty sr. unsec. FRN (US SOFR + 0.49%), 1.711%, 8/6/24 (Canada)	36,500,000	36,034,252
National Bank of Canada company guaranty sr. unsec. FRN 0.90%, 8/15/23 (Canada)	48,000,000	47,943,411
NatWest Group PLC sr. unsec. unsub. FRN (ICE LIBOR USD 3 Month + 1.55%), 3.747%, 6/25/24 (United Kingdom)	54,317,000	54,310,180
Nordea Bank ABP 144A sr. unsec. FRN (ICE LIBOR USD 3 Month + 0.94%), 2.538%, 8/30/23 (Finland)	8,522,000	8,527,997
Nordea Bank ABP 144A unsec. sub. notes 4.25%, 9/21/22 (Finland)	88,296,000	88,287,759
Royal Bank of Canada sr. unsec. FRN Ser. GMTN, (ICE LIBOR USD 3 Month + 0.36%), 3.10%, 1/17/23 (Canada)	42,500,000	42,454,151
Royal Bank of Canada sr. unsec. unsub. FRN (US SOFR Compounded Index + 0.36%), 2.638%, 7/29/24 (Canada)	37,500,000	36,831,965
Royal Bank of Canada sr. unsec. unsub. FRN Ser. GMTN, (US SOFR Compounded Index + 0.34%), 2.439%, 10/7/24 (Canada)	45,925,000	44,856,735
Royal Bank of Canada sr. unsec. unsub. FRN Ser. MTN, (US SOFR Compounded Index + 0.45%), 2.688%, 10/26/23 (Canada)	27,919,000	27,715,943
Royal Bank of Canada sr. unsec. unsub. notes (US SOFR + 0.40%), 1.599%, 8/5/22 (Canada)	27,800,000	27,801,296
Santander Holdings USA, Inc. sr. unsec. unsub. notes 3.40%, 1/18/23	21,353,000	21,311,992
Santander UK Group Holdings PLC sr. unsec. unsub. FRN 3.373%, 1/5/24 (United Kingdom)	45,069,000	44,869,064

Ultra Short Duration Income Fund 29

CORPORATE BONDS AND NOTES (68.9%)* cont.	Principal amount	Value
Banking cont.
Skandinaviska Enskilda Banken AB 144A sr. unsec. FRN (ICE LIBOR USD 3 Month + 0.65%), 2.366%, 12/12/22 (Sweden)	$20,000,000	$19,995,395
Skandinaviska Enskilda Banken AB 144A sr. unsec. notes (ICE LIBOR USD 3 Month + 0.32%), 1.90%, 9/1/23 (Sweden)	57,957,000	57,682,305
Skandinaviska Enskilda Banken AB 144A sr. unsec. notes 0.55%, 9/1/23 (Sweden)	23,478,000	22,669,723
Societe Generale SA 144A unsec. sub. notes 5.00%, 1/17/24 (France)	19,579,000	19,652,331
Sumitomo Mitsui Financial Group, Inc. sr. unsec. FRN (ICE LIBOR USD 3 Month + 0.80%), 3.54%, 10/16/23 (Japan)	32,710,000	32,714,995
Sumitomo Mitsui Financial Group, Inc. sr. unsec. unsub. FRN (ICE LIBOR USD 3 Month + 0.86%), 3.598%, 7/19/23 (Japan)	13,534,000	13,555,248
Sumitomo Mitsui Financial Group, Inc. sr. unsec. unsub. FRN (ICE LIBOR USD 3 Month + 0.74%), 3.478%, 1/17/23 (Japan)	20,603,000	20,627,717
Sumitomo Mitsui Financial Group, Inc. sr. unsec. unsub. FRN (ICE LIBOR USD 3 Month + 0.74%), 3.478%, 10/18/22 (Japan)	5,922,000	5,927,148
Sumitomo Mitsui Financial Group, Inc. sr. unsec. unsub. notes 2.778%, 10/18/22 (Japan)	36,373,000	36,367,431
Sumitomo Mitsui Trust Bank, Ltd. 144A sr. unsec. notes 0.80%, 9/12/23 (Japan)	47,459,000	46,020,518
Sumitomo Mitsui Trust Bank, Ltd. 144A sr. unsec. unsub. FRN (US SOFR + 0.44%), 2.28%, 9/16/24 (Japan)	51,242,000	50,401,529
Svenska Handelsbanken AB 144A sr. unsec. notes 0.625%, 6/30/23 (Sweden)	17,000,000	16,566,518
Swedbank AB 144A sr. unsec. FRN (US SOFR Compounded Index + 0.91%), 2.967%, 4/4/25 (Sweden)	28,103,000	27,835,459
Swedbank AB 144A sr. unsec. notes 1.30%, 6/2/23 (Sweden)	19,500,000	19,093,503
Swedbank AB 144A sr. unsec. notes 0.60%, 9/25/23 (Sweden)	9,653,000	9,328,485
Toronto-Dominion Bank (The) sr. unsec. FRN Ser. MTN, (US SOFR + 0.35%), 2.147%, 9/10/24 (Canada)	36,820,000	36,041,807
Toronto-Dominion Bank (The) sr. unsec. unsub. FRN Ser. MTN, (US SOFR + 0.48%), 2.742%, 1/27/23 (Canada)	57,295,000	57,227,780
Toronto-Dominion Bank (The) sr. unsec. unsub. FRN Ser. MTN, (US SOFR + 0.91%), 2.674%, 3/8/24 (Canada)	23,419,000	23,379,667
Toronto-Dominion Bank (The) sr. unsec. unsub. notes Ser. MTN, 0.45%, 9/11/23 (Canada)	11,127,000	10,799,762
Truist Bank sr. unsec. FRN Ser. BKNT, (US SOFR + 0.73%), 2.511%, 3/9/23	38,890,000	38,841,757
Truist Bank sr. unsec. unsub. FRN Ser. BKNT, (US SOFR + 0.20%), 2.372%, 1/17/24	55,450,000	54,734,331
U.S. Bank NA sr. unsec. FRN (ICE LIBOR USD 3 Month + 0.40%), 2.09%, 12/9/22	47,500,000	47,435,780
UBS AG/London 144A sr. unsec. FRN (US SOFR + 0.47%), 2.617%, 1/13/25 (United Kingdom)	7,149,000	7,048,216

30 Ultra Short Duration Income Fund

CORPORATE BONDS AND NOTES (68.9%)* cont.	Principal amount	Value
Banking cont.
UBS AG/London 144A sr. unsec. FRN (US SOFR + 0.36%), 1.602%, 2/9/24 (United Kingdom)	$47,500,000	$47,177,238
UBS Group AG 144A sr. unsec. FRN 2.859%, 8/15/23 (Switzerland)	46,684,000	46,671,195
UBS Group AG 144A sr. unsec. FRN (ICE LIBOR USD 3 Month + 0.95%), 2.361%, 8/15/23 (Switzerland)	69,063,000	69,046,851
Wells Fargo & Co. sr. unsec. FRN (ICE LIBOR USD 3 Month + 1.23%), 4.036%, 10/31/23	68,635,000	68,689,137
Wells Fargo & Co. sr. unsec. unsub. FRN (ICE LIBOR USD 3 Month + 0.90%), 2.344%, 5/17/23	9,100,000	9,079,821
Westpac Banking Corp. sr. unsec. unsub. FRN (ICE LIBOR USD 3 Month + 0.39%), 2.845%, 1/13/23 (Australia)	17,300,000	17,288,056
Westpac Banking Corp. sr. unsec. unsub. FRN (US SOFR + 0.30%), 1.722%, 11/18/24 (Australia)	43,562,000	43,059,730
		4,510,991,744
Basic materials (1.1%)
Celanese US Holdings, LLC company guaranty sr. unsec. notes 5.90%, 7/5/24 (Germany)	46,875,000	47,208,021
Celanese US Holdings, LLC company guaranty sr. unsec. unsub. notes 4.625%, 11/15/22 (Germany)	23,775,000	23,863,823
Georgia-Pacific, LLC 144A sr. unsec. notes 0.625%, 5/15/24	23,275,000	22,056,069
Glencore Finance Canada, Ltd. 144A company guaranty sr. unsec. unsub. notes 4.25%, 10/25/22 (Canada)	6,887,000	6,886,862
Glencore Funding, LLC 144A company guaranty sr. unsec. notes 3.00%, 10/27/22	2,490,000	2,479,382
International Flavors & Fragrances, Inc. 144A sr. unsec. notes 0.697%, 9/15/22	14,000,000	13,950,247
Nutrien, Ltd. sr. unsec. notes 1.90%, 5/13/23 (Canada)	15,600,000	15,405,574
Westlake Corp. sr. unsec. notes 0.875%, 8/15/24	7,332,000	7,014,002
		138,863,980
Capital goods (1.8%)
Caterpillar Financial Services Corp. sr. unsec. unsub. FRN Ser. MTN, (US SOFR + 0.27%), 2.084%, 9/13/24	18,650,000	18,316,948
Daimler Trucks Finance North America, LLC 144A company guaranty sr. unsec. FRN (US SOFR + 1.00%), 3.064%, 4/5/24	23,416,000	23,301,938
Daimler Trucks Finance North America, LLC 144A company guaranty sr. unsec. FRN (US SOFR + 0.75%), 2.631%, 12/13/24	23,389,000	23,090,949
Daimler Trucks Finance North America, LLC 144A company guaranty sr. unsec. FRN (US SOFR + 0.60%), 2.498%, 12/14/23	28,067,000	27,894,544
Daimler Trucks Finance North America, LLC 144A company guaranty sr. unsec. FRN (US SOFR + 0.50%), 2.281%, 6/14/23	37,423,000	37,263,702
Honeywell International, Inc. sr. unsec. unsub. FRN (ICE LIBOR USD 3 Month + 0.37%), 1.741%, 8/8/22	28,000,000	27,996,079
L3Harris Technologies, Inc. sr. unsec. unsub. FRN (ICE LIBOR USD 3 Month + 0.75%), 2.438%, 3/10/23	64,900,000	64,796,975
		222,661,135

Ultra Short Duration Income Fund 31

CORPORATE BONDS AND NOTES (68.9%)* cont.	Principal amount	Value
Communication services (1.6%)
American Tower Corp. sr. unsec. notes 0.60%, 1/15/24 R	$21,400,000	$20,438,113
American Tower Corp. sr. unsec. unsub. notes 3.50%, 1/31/23 R	4,660,000	4,658,645
AT&T, Inc. sr. unsec. FRN (ICE LIBOR USD 3 Month + 1.18%), 2.901%, 6/12/24	46,641,000	46,505,747
AT&T, Inc. sr. unsec. unsub. FRN (US SOFR Compounded Index + 0.64%), 2.632%, 3/25/24	43,033,000	42,509,590
AT&T, Inc. 144A sr. unsec. unsub. notes zero %, 11/27/22	6,000,000	5,925,911
Verizon Communications, Inc. sr. unsec. unsub. FRN (ICE LIBOR USD 3 Month + 1.10%), 2.511%, 5/15/25	80,834,000	80,661,647
		200,699,653
Conglomerates (0.3%)
Siemens Financieringsmaatschappij NV 144A company guaranty sr. unsec. FRN (US SOFR + 0.43%), 2.239%, 3/11/24 (Netherlands)	42,200,000	41,958,110
		41,958,110
Consumer cyclicals (2.9%)
BMW US Capital, LLC 144A company guaranty sr. unsec. FRN (US SOFR Compounded Index + 0.53%), 2.578%, 4/1/24	24,200,000	23,975,135
BMW US Capital, LLC 144A company guaranty sr. unsec. FRN (US SOFR Compounded Index + 0.84%), 1.884%, 4/1/25	14,056,000	13,926,107
BMW US Capital, LLC 144A company guaranty sr. unsec. FRN (US SOFR Compounded Index + 0.38%), 1.704%, 8/12/24	37,400,000	36,815,064
General Motors Financial Co., Inc. company guaranty sr. unsec. notes 4.25%, 5/15/23	14,600,000	14,674,874
General Motors Financial Co., Inc. sr. unsec. sub. FRN (US SOFR + 0.76%), 2.524%, 3/8/24	19,350,000	18,885,143
Hyundai Capital America 144A sr. unsec. notes 1.15%, 11/10/22 (South Korea)	16,583,000	16,471,231
Magallanes, Inc. 144A company guaranty sr. unsec. FRN (US SOFR Compounded Index + 1.78%), 3.661%, 3/15/24	28,410,000	28,307,724
Mercedes-Benz Finance North America, LLC 144A company guaranty sr. unsec. FRN (ICE LIBOR USD 3 Month + 0.84%), 2.175%, 5/4/23	10,615,000	10,634,742
Toyota Motor Credit Corp. sr. unsec. unsub. FRN (US SOFR + 0.29%), 2.104%, 9/13/24	47,610,000	46,994,212
Toyota Motor Credit Corp. sr. unsec. unsub. FRN Ser. MTN, (US SOFR + 0.34%), 2.496%, 10/14/22	18,500,000	18,490,248
Toyota Motor Credit Corp. sr. unsec. unsub. FRN Ser. MTN, (US SOFR Compounded Index + 0.33%), 2.443%, 1/11/24	55,600,000	55,223,204
Toyota Motor Credit Corp. sr. unsec. unsub. FRN Ser. MTN, (US SOFR + 0.32%), 2.393%, 4/6/23	32,700,000	32,609,376
Volkswagen Group of America Finance, LLC 144A company guaranty sr. unsec. FRN (US SOFR + 0.95%), 2.667%, 6/7/24	51,319,000	51,225,805
		368,232,865

32 Ultra Short Duration Income Fund

CORPORATE BONDS AND NOTES (68.9%)* cont.	Principal amount	Value
Consumer finance (4.3%)
AerCap Ireland Capital DAC/AerCap Global Aviation Trust company guaranty sr. unsec. FRN (US SOFR + 0.68%), 2.712%, 9/29/23 (Ireland)	$54,354,000	$53,557,721
Air Lease Corp. sr. unsec. FRN Ser. MTN, (ICE LIBOR USD 3 Month + 0.35%), 2.179%, 12/15/22	70,000,000	69,875,859
American Express Co. sr. unsec. FRN (ICE LIBOR USD 3 Month + 0.65%), 2.203%, 2/27/23	25,601,000	25,597,293
American Express Co. sr. unsec. FRN (ICE LIBOR USD 3 Month + 0.75%), 2.036%, 8/3/23	20,359,000	20,347,151
American Express Co. sr. unsec. unsub. FRN (US SOFR + 0.93%), 2.622%, 3/4/25	16,863,000	16,729,088
American Express Co. sr. unsec. unsub. FRN (US SOFR Compounded Index + 0.72%), 1.857%, 5/3/24	42,046,000	41,749,954
American Express Co. sr. unsec. unsub. FRN (US SOFR Compounded Index + 0.23%), 1.367%, 11/3/23	37,415,000	37,097,604
American Honda Finance Corp. sr. unsec. FRN Ser. MTN, (ICE LIBOR USD 3 Month + 0.42%), 2.085%, 9/8/23	19,000,000	18,949,807
American Honda Finance Corp. sr. unsec. FRN Ser. MTN, (ICE LIBOR USD 3 Month + 0.37%), 1.772%, 5/10/23	69,262,000	69,047,282
American Honda Finance Corp. sr. unsec. unsub. notes Ser. MTN, 2.60%, 11/16/22	5,026,000	5,029,755
Capital One Financial Corp. sr. unsec. unsub. FRN (ICE LIBOR USD 3 Month + 0.72%), 3.526%, 1/30/23	54,407,000	54,302,267
Capital One Financial Corp. sr. unsec. unsub. FRN (US SOFR + 1.35%), 2.592%, 5/9/25	28,010,000	27,518,799
Capital One Financial Corp. sr. unsec. unsub. FRN (US SOFR + 0.69%), 2.454%, 12/6/24	47,215,000	45,685,376
Discover Financial Services sr. unsec. notes 3.85%, 11/21/22	52,153,000	52,279,675
International Lease Finance Corp. sr. unsec. unsub. notes 5.875%, 8/15/22	2,189,000	2,191,736
		539,959,367
Consumer staples (1.1%)
Conagra Brands, Inc. sr. unsec. unsub. notes 0.50%, 8/11/23	14,000,000	13,577,822
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes 3.30%, 10/15/22	1,065,000	1,064,684
General Mills, Inc. sr. unsec. unsub. FRN (ICE LIBOR USD 3 Month + 1.01%), 3.75%, 10/17/23	25,963,000	25,964,497
GSK Consumer Healthcare Capital US, LLC 144A company guaranty sr. unsec. unsub. FRN (US SOFR + 0.89%), 2.877%, 3/24/24	25,677,000	25,584,152
Keurig Dr Pepper, Inc. company guaranty sr. unsec. notes 0.75%, 3/15/24	29,313,000	28,048,818
Mondelez International Holdings Netherlands BV 144A company guaranty sr. unsec. notes 2.125%, 9/19/22 (Netherlands)	6,790,000	6,780,454
Nestle Holdings, Inc. 144A company guaranty sr. unsec. notes 0.375%, 1/15/24	13,931,000	13,382,537
Starbucks Corp. sr. unsec. unsub. FRN (US SOFR Compounded Index + 0.42%), 1.766%, 2/14/24	21,109,000	20,904,206
		135,307,170

Ultra Short Duration Income Fund 33

CORPORATE BONDS AND NOTES (68.9%)* cont.	Principal amount	Value
Energy (0.7%)
Chevron USA, Inc. company guaranty sr. unsec. unsub. FRN (ICE LIBOR USD 3 Month + 0.20%), 1.599%, 8/11/23	$42,293,000	$42,312,428
Chevron USA, Inc. company guaranty sr. unsec. unsub. FRN (ICE LIBOR USD 3 Month + 0.11%), 1.51%, 8/12/22	28,196,000	28,186,935
Plains All American Pipeline LP/PAA Finance Corp. sr. unsec. notes 2.85%, 1/31/23	15,893,000	15,786,187
		86,285,550
Financial (1.5%)
Macquarie Group, Ltd. 144A sr. unsec. FRN (ICE LIBOR USD 3 Month + 1.35%), 3.547%, 3/27/24 (Australia)	59,608,000	59,647,946
Macquarie Group, Ltd. 144A sr. unsec. FRN (ICE LIBOR USD 3 Month + 1.02%), 2.618%, 11/28/23 (Australia)	62,295,000	62,170,659
Nasdaq, Inc. sr. unsec. notes 0.445%, 12/21/22	36,315,000	35,883,275
NatWest Markets PLC 144A sr. unsec. unsub. notes 2.375%, 5/21/23 (United Kingdom)	7,954,000	7,849,274
Secured Forward-Backed Note 2021-05 144A sr. unsub. FRN (ICE LIBOR USD 3 Month + 0.37%), 2.604%, 9/28/22	30,000,000	29,967,000
		195,518,154
Health care (2.1%)
AstraZeneca PLC sr. unsec. unsub. FRN (ICE LIBOR USD 3 Month + 0.67%), 2.109%, 8/17/23 (United Kingdom)	36,320,000	36,320,808
Cigna Corp. company guaranty sr. unsec. unsub. FRN (ICE LIBOR USD 3 Month + 0.89%), 3.402%, 7/15/23	64,462,000	64,622,587
CVS Health Corp. sr. unsec. notes 4.75%, 12/1/22	10,500,000	10,534,844
Gilead Sciences, Inc. sr. unsec. notes 0.75%, 9/29/23	21,000,000	20,392,281
Roche Holdings, Inc. 144A company guaranty sr. unsec. FRN (US SOFR + 0.33%), 2.139%, 9/11/23 (Switzerland)	32,790,000	32,655,658
Stryker Corp. sr. unsec. notes 0.60%, 12/1/23	14,000,000	13,478,892
Thermo Fisher Scientific, Inc. sr. unsec. FRN (US SOFR Compounded Index + 0.53%), 2.702%, 10/18/24	14,025,000	13,780,095
Thermo Fisher Scientific, Inc. sr. unsec. FRN (US SOFR Compounded Index + 0.39%), 2.562%, 10/18/23	32,726,000	32,475,182
Thermo Fisher Scientific, Inc. sr. unsec. FRN (US SOFR Compounded Index + 0.35%), 2.522%, 4/18/23	46,751,000	46,608,815
		270,869,162
Insurance (6.0%)
AIG Global Funding 144A sr. unsub. FRN (US SOFR + 0.38%), 2.261%, 12/15/23	37,000,000	36,765,828
Athene Global Funding 144A FRN (ICE LIBOR USD 3 Month + 0.73%), 3.121%, 1/8/24	9,348,000	9,233,712
Athene Global Funding 144A FRN (US SOFR Compounded Index + 0.72%), 2.814%, 1/7/25	46,845,000	45,231,143
Athene Global Funding 144A FRN (US SOFR Compounded Index + 0.56%), 1.998%, 8/19/24	32,630,000	31,618,500
Athene Global Funding 144A sr. FRN (US SOFR Compounded Index + 0.70%), 2.204%, 5/24/24	23,802,000	23,251,618
GA Global Funding Trust 144A FRN (US SOFR + 1.36%), 3.473%, 4/11/25	28,086,000	27,486,960
GA Global Funding Trust 144A FRN (US SOFR + 0.50%), 2.314%, 9/13/24	9,350,000	9,064,444

34 Ultra Short Duration Income Fund

CORPORATE BONDS AND NOTES (68.9%)* cont.	Principal amount	Value
Insurance cont.
Jackson National Life Global Funding 144A FRN (US SOFR + 0.60%), 2.673%, 1/6/23	$46,750,000	$46,735,213
MassMutual Global Funding II 144A FRN (US SOFR + 0.87%), 2.813%, 3/21/25	47,226,000	46,843,874
MassMutual Global Funding II 144A FRN (US SOFR + 0.27%), 2.483%, 10/21/24	28,116,000	27,707,315
MassMutual Global Funding II 144A FRN (US SOFR + 0.36%), 2.481%, 4/12/24	74,780,000	74,013,315
MET Tower Global Funding 144A FRN (US SOFR + 0.55%), 2.721%, 1/17/23	13,300,000	13,290,941
Metropolitan Life Global Funding I 144A company guaranty sr. FRN (US SOFR + 0.30%), 2.296%, 9/27/24	19,850,000	19,516,611
Metropolitan Life Global Funding I 144A FRN (US SOFR + 0.32%), 2.419%, 1/7/24	27,300,000	27,099,427
Metropolitan Life Global Funding I 144A sr. unsub. FRN (US SOFR Compounded Index + 0.91%), 2.853%, 3/21/25	19,175,000	19,057,841
New York Life Global Funding 144A FRN (US SOFR Compounded Index + 0.36%), 2.573%, 10/21/23	9,500,000	9,447,513
New York Life Global Funding 144A FRN (US SOFR + 0.22%), 2.507%, 2/2/23	27,255,000	27,192,423
New York Life Global Funding 144A sr. notes (ICE LIBOR USD 3 Month + 0.28%), 2.708%, 1/10/23	56,750,000	56,594,973
New York Life Global Funding 144A sr. unsub. FRN (US SOFR Compounded Index + 0.33%), 2.486%, 1/14/25	9,020,000	8,835,695
Northwestern Mutual Global Funding 144A FRN (US SOFR + 0.33%), 2.322%, 3/25/24	27,995,000	27,603,725
Pacific Life Global Funding II 144A company guaranty sr. notes 0.50%, 9/23/23	28,215,000	27,328,736
Pacific Life Global Funding II 144A FRN (US SOFR + 0.40%), 2.662%, 1/27/25	46,685,000	45,908,304
Pacific Life Global Funding II 144A unsec. FRN (US SOFR + 0.38%), 2.527%, 4/12/24	47,055,000	46,614,921
Principal Life Global Funding II 144A FRN (US SOFR + 0.45%), 2.571%, 4/12/24	28,000,000	27,587,179
Principal Life Global Funding II 144A FRN (US SOFR + 0.38%), 1.916%, 8/23/24	18,615,000	18,235,866
Protective Life Global Funding 144A notes 0.631%, 10/13/23	11,851,000	11,466,554
		763,732,631
Investment banking/Brokerage (4.6%)
Ares Capital Corp. sr. unsec. unsub. notes 3.50%, 2/10/23	37,474,000	37,316,797
Charles Schwab Corp. (The) sr. unsec. unsub. FRN (US SOFR Compounded Index + 0.50%), 2.428%, 3/18/24	60,160,000	59,728,954
Deutsche Bank AG sr. unsec. unsub. FRN (ICE LIBOR USD 3 Month + 1.23%), 2.783%, 2/27/23 (Germany)	24,430,000	24,349,104
Deutsche Bank AG sr. unsec. unsub. FRN (US SOFR + 0.50%), 1.731%, 11/8/23 (Germany)	32,732,000	32,360,197

Ultra Short Duration Income Fund 35

CORPORATE BONDS AND NOTES (68.9%)* cont.	Principal amount	Value
Investment banking/Brokerage cont.
Deutsche Bank AG sr. unsec. unsub. notes 3.30%, 11/16/22 (Germany)	$23,876,000	$23,839,107
Discover Bank sr. unsec. notes Ser. BKNT, 3.35%, 2/6/23	41,041,000	40,975,972
Goldman Sachs Group, Inc. (The) sr. unsec. FRN (US SOFR + 0.58%), 2.344%, 3/8/24	65,854,000	65,031,813
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. FRN (US SOFR + 0.49%), 2.703%, 10/21/24	18,700,000	18,281,148
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. FRN (US SOFR + 0.50%), 2.297%, 9/10/24	37,185,000	36,396,678
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. FRN (ICE LIBOR USD 3 Month + 0.75%), 2.255%, 2/23/23	35,149,000	35,100,847
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. FRN (US SOFR + 0.00%), 1.932%, 11/17/23	19,200,000	19,069,349
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. FRN 0.627%, 11/17/23	9,400,000	9,311,177
Morgan Stanley sr. unsec. FRN Ser. MTN, 0.56%, 11/10/23	18,500,000	18,332,971
Morgan Stanley sr. unsec. FRN Ser. MTN, 0.529%, 1/25/24	23,000,000	22,627,880
Morgan Stanley sr. unsec. unsub. FRN Ser. GMTN, (ICE LIBOR USD 3 Month + 1.22%), 2.591%, 5/8/24	62,439,000	62,457,130
Morgan Stanley unsec. sub. notes 4.875%, 11/1/22	72,216,000	72,545,067
		577,724,191
Real estate (0.7%)
AvalonBay Communities, Inc. sr. unsec. notes Ser. GMTN, 2.85%, 3/15/23 R	9,250,000	9,180,436
Public Storage sr. unsec. FRN (US SOFR + 0.47%), 2.699%, 4/23/24	51,508,000	51,252,480
Simon Property Group LP sr. unsec. unsub. FRN (US SOFR Compounded Index + 0.43%), 2.543%, 1/11/24 R	29,529,000	29,203,649
		89,636,565
Technology (0.2%)
Advanced Micro Devices, Inc. sr. unsec. unsub. notes 7.50%, 8/15/22	1,800,000	1,810,440
Analog Devices, Inc. sr. unsec. FRN (US SOFR + 0.25%), 2.298%, 10/1/24	11,205,000	10,945,234
VMware, Inc. sr. unsec. notes 1.00%, 8/15/24	18,765,000	17,653,906
		30,409,580
Utilities and power (4.2%)
American Electric Power Co., Inc. jr. unsec. sub. notes 2.031%, 3/15/24	9,840,000	9,573,081
American Electric Power Co., Inc. sr. unsec. unsub. FRN (ICE LIBOR USD 3 Month + 0.48%), 3.262%, 11/1/23	23,858,000	23,714,680
American Electric Power Co., Inc. sr. unsec. unsub. notes 0.75%, 11/1/23	9,500,000	9,198,634
Atmos Energy Corp. sr. unsec. unsub. FRN (ICE LIBOR USD 3 Month + 0.38%), 2.07%, 3/9/23	18,700,000	18,669,630
Dominion Energy, Inc. sr. unsec. unsub. FRN Ser. D, (ICE LIBOR USD 3 Month + 0.53%), 2.359%, 9/15/23	23,938,000	23,808,636

36 Ultra Short Duration Income Fund

CORPORATE BONDS AND NOTES (68.9%)* cont.	Principal amount	Value
Utilities and power cont.
Dominion Energy, Inc. sr. unsec. unsub. notes 2.75%, 9/15/22	$17,410,000	$17,387,204
Duke Energy Carolinas, LLC sr. notes 3.05%, 3/15/23	28,893,000	28,883,467
Duke Energy Corp. sr. unsec. FRN (US SOFR + 0.25%), 2.047%, 6/10/23	18,629,000	18,495,484
Enbridge, Inc. company guaranty sr. unsec. FRN (US SOFR + 0.40%), 1.792%, 2/17/23 (Canada)	18,620,000	18,542,522
Enbridge, Inc. company guaranty sr. unsec. notes 0.55%, 10/4/23 (Canada)	9,341,000	9,012,158
Enbridge, Inc. company guaranty sr. unsec. unsub. FRN (US SOFR Compounded Index + 0.63%), 1.987%, 2/16/24 (Canada)	23,380,000	23,069,162
Eversource Energy sr. unsec. unsub. FRN (US SOFR Compounded Index + 0.25%), 1.596%, 8/15/23	18,600,000	18,459,132
Kinder Morgan Energy Partners LP company guaranty sr. unsec. unsub. notes 3.45%, 2/15/23	17,495,000	17,461,112
Kinder Morgan, Inc. company guaranty sr. unsec. unsub. FRN (ICE LIBOR USD 3 Month + 1.28%), 3.792%, 1/15/23	12,407,000	12,411,857
Kinder Morgan, Inc. company guaranty sr. unsec. unsub. notes 3.15%, 1/15/23	4,845,000	4,837,404
Mississippi Power Co. sr. unsec. unsub. FRN (US SOFR + 0.30%), 2.311%, 6/28/24	21,857,000	21,366,569
NextEra Energy Capital Holdings, Inc. company guaranty sr. unsec. unsub. FRN (US SOFR Compounded Index + 0.54%), 2.163%, 3/1/23	18,700,000	18,617,167
NextEra Energy Capital Holdings, Inc. company guaranty sr. unsec. unsub. FRN (ICE LIBOR USD 3 Month + 0.27%), 1.775%, 2/22/23	70,700,000	70,359,801
NextEra Energy Capital Holdings, Inc. company guaranty sr. unsec. unsub. FRN (US SOFR Compounded Index + 0.40%), 1.537%, 11/3/23	61,776,000	61,006,367
PPL Electric Utilities Corp. sr. FRN (US SOFR + 0.33%), 2.32%, 6/24/24	7,765,000	7,621,531
PPL Electric Utilities Corp. sr. unsub. FRN (ICE LIBOR USD 3 Month + 0.25%), 2.484%, 9/28/23	9,000,000	8,952,041
Southern Co. (The) sr. unsec. FRN (US SOFR + 0.37%), 1.65%, 5/10/23	56,269,000	55,837,525
TransCanada PipeLines, Ltd. sr. unsec. unsub. notes 1.00%, 10/12/24 (Canada)	23,370,000	21,946,103
Xcel Energy, Inc. sr. unsec. notes 0.50%, 10/15/23	9,189,000	8,873,886
		528,105,153
Total corporate bonds and notes (cost $8,794,978,016)		$8,700,955,010

COMMERCIAL PAPER (20.1%)*	Yield (%)	Maturity date	Principal amount	Value
Alexandria Real Estate Equities, Inc.	2.502	8/10/22	$46,750,000	$46,712,678
Alimentation Couche-Tard, Inc. (Canada)	2.504	8/9/22	46,400,000	46,362,613
Alimentation Couche-Tard, Inc. (Canada)	2.503	8/11/22	47,000,000	46,955,092
Alimentation Couche-Tard, Inc. (Canada)	2.401	8/3/22	10,000,000	9,996,381
Amcor Finance (USA), Inc.	2.034	8/4/22	12,000,000	11,994,914

Ultra Short Duration Income Fund 37

COMMERCIAL PAPER (20.1%)* cont.	Yield (%)	Maturity date	Principal amount	Value
Amcor Flexibles North America, Inc.	2.646	8/18/22	$28,000,000	$27,959,136
Amcor Flexibles North America, Inc.	2.605	8/16/22	23,500,000	23,469,239
Arrow Electronics, Inc.	2.901	8/2/22	55,750,000	55,732,365
Arrow Electronics, Inc.	2.449	8/4/22	74,800,000	74,764,395
Autonation, Inc.	2.751	8/1/22	67,935,000	67,919,358
AvalonBay Communities, Inc.	2.401	8/2/22	22,000,000	21,993,818
Aviation Capital Group, LLC	3.001	8/1/22	53,250,000	53,239,177
Aviation Capital Group, LLC	2.654	8/3/22	5,000,000	4,998,303
Baxter International, Inc.	2.054	8/1/22	9,500,000	9,498,004
Becton Dickinson and Co.	2.103	8/3/22	23,250,000	23,241,811
Cabot Corp.	2.713	8/31/22	65,492,000	65,332,309
Crown Castle International Corp.	3.188	9/1/22	15,000,000	14,960,250
Crown Castle International Corp.	3.107	8/23/22	69,250,000	69,115,539
Crown Castle International Corp.	2.554	8/2/22	43,000,000	42,986,780
Enbridge US, Inc.	2.751	8/25/22	41,600,000	41,513,202
Enbridge US, Inc.	2.726	8/26/22	10,150,000	10,128,022
Enbridge US, Inc.	1.061	1/19/23	24,250,000	23,798,950
Energy Transfer LP	2.951	8/1/22	91,250,000	91,228,985
ERAC USA Finance, LLC	2.102	8/1/22	51,500,000	51,489,181
Fidelity National Information Services, Inc.	2.652	8/5/22	30,845,000	30,829,706
Fidelity National Information Services, Inc.	2.511	8/2/22	37,200,000	37,189,547
Fiserv, Inc.	2.706	8/24/22	30,000,000	29,942,518
Fiserv, Inc.	2.453	8/9/22	33,500,000	33,473,509
Fiserv, Inc.	2.252	8/4/22	28,000,000	27,988,039
Fiserv, Inc.	2.252	8/1/22	21,900,000	21,895,363
Fiserv, Inc.	2.203	8/3/22	23,650,000	23,641,604
FMC Corp.	2.801	8/1/22	92,500,000	92,478,255
FMC Corp.	2.455	8/8/22	35,500,000	35,471,768
General Motors Financial Co., Inc.	4.273	6/22/23	14,000,000	13,473,196
General Motors Financial Co., Inc.	2.607	8/23/22	18,000,000	17,965,300
General Motors Financial Co., Inc.	2.606	8/22/22	12,000,000	11,977,800
General Motors Financial Co., Inc.	2.407	8/12/22	23,000,000	22,975,367
General Motors Financial Co., Inc.	2.305	8/2/22	28,000,000	27,991,507
Glencore Funding, LLC	2.174	8/5/22	28,000,000	27,986,280
Healthpeak Properties, Inc.	2.706	8/24/22	21,500,000	21,458,649
Healthpeak Properties, Inc.	2.402	8/10/22	23,500,000	23,479,618
Healthpeak Properties, Inc.	2.134	8/2/22	10,000,000	9,997,162
Healthpeak Properties, Inc.	2.052	8/3/22	62,525,000	62,502,743
HSBC USA, Inc.	2.327	11/22/22	23,250,000	23,023,602
HSBC USA, Inc.	0.725	1/3/23	28,250,000	27,837,994
HSBC USA, Inc.	0.725	12/28/22	23,250,000	22,928,799
Humana, Inc.	2.575	8/17/22	41,300,000	41,245,529
Humana, Inc.	2.352	8/4/22	28,000,000	27,988,473
International Flavors & Fragrances, Inc.	2.807	8/22/22	18,500,000	18,467,637
International Flavors & Fragrances, Inc.	2.704	8/12/22	12,000,000	11,987,955
Kinder Morgan, Inc.	2.601	8/1/22	45,860,000	45,849,441
Louisville Gas and Electric Co.	2.103	8/2/22	28,000,000	27,992,163
Marsh & McLennan Cos., Inc.	2.203	8/3/22	18,750,000	18,743,396
Mohawk Industries, Inc.	2.153	8/2/22	46,750,000	46,736,863
Nutrien, Ltd. (Canada)	2.155	8/9/22	32,500,000	32,474,101

38 Ultra Short Duration Income Fund

COMMERCIAL PAPER (20.1%)* cont.	Yield (%)	Maturity date	Principal amount	Value
Nutrien, Ltd. (Canada)	2.135	8/8/22	$16,500,000	$16,488,070
Nutrien, Ltd. (Canada)	2.125	8/4/22	28,000,000	27,987,946
ONEOK, Inc.	2.886	8/23/22	18,650,000	18,616,028
ONEOK, Inc.	2.695	8/9/22	30,350,000	30,326,352
ONEOK, Inc.	2.568	8/4/22	34,300,000	34,285,594
ONEOK, Inc.	2.474	8/5/22	18,750,000	18,740,849
ONEOK, Inc.	2.455	8/8/22	16,250,000	16,238,535
ONEOK, Inc.	2.353	8/2/22	5,000,000	4,998,589
Plains All American Pipeline LP	2.801	8/1/22	42,105,000	42,096,155
PPG Industries, Inc.	2.084	8/1/22	30,000,000	29,993,698
Realty Income Corp.	2.780	9/12/22	14,787,000	14,737,094
Realty Income Corp.	2.779	9/9/22	9,250,000	9,220,970
Realty Income Corp.	2.351	8/3/22	10,100,000	10,096,443
Republic Services, Inc.	2.603	8/11/22	18,750,000	18,732,558
Republic Services, Inc.	2.002	8/2/22	23,250,000	23,243,467
Sherwin-Williams Co. (The)	2.301	8/3/22	13,000,000	12,995,667
Suncor Energy, Inc. (Canada)	2.707	9/1/22	25,000,000	24,937,124
Suncor Energy, Inc. (Canada)	2.164	8/8/22	25,250,000	25,232,024
TransCanada PipeLines, Ltd. (Canada)	2.705	8/25/22	14,250,000	14,221,817
TransCanada PipeLines, Ltd. (Canada)	2.606	8/22/22	27,100,000	27,052,593
TransCanada PipeLines, Ltd. (Canada)	2.319	8/5/22	51,890,000	51,864,271
TransCanada PipeLines, Ltd. (Canada)	2.193	8/2/22	11,250,000	11,246,839
UDR, Inc.	2.505	8/19/22	38,000,000	37,942,123
WEC Energy Group, Inc.	2.002	8/1/22	14,405,000	14,401,974
Welltower, Inc.	2.736	8/24/22	18,500,000	18,464,820
Welltower, Inc.	2.684	8/17/22	35,000,000	34,951,935
Westpac Banking Corp. (Australia)	2.000	3/21/23	46,850,000	46,822,120
Williams Cos., Inc. (The)	2.302	8/4/22	23,000,000	22,990,252
Williams Cos., Inc. (The)	2.253	8/3/22	24,000,000	23,991,547
Total commercial paper (cost $2,537,829,240)				$2,536,301,840

ASSET-BACKED SECURITIES (7.1%)*	Principal amount	Value
1Sharpe Mortgage Trust 144A FRB Ser. 20-1, Class NOTE, (ICE LIBOR USD 3 Month + 2.90%), 3.025%, 7/25/24	$36,188,000	$36,097,530
AmeriCredit Automobile Receivables Trust Ser. 22-1, Class A3, 2.45%, 11/18/26	4,160,000	4,069,024
Bank of The West Auto Trust 144A Ser. 19-1, Class A3, 2.43%, 4/15/24	1,354,698	1,354,310
BMW Vehicle Lease Trust
Ser. 22-1, Class A2, 0.67%, 5/28/24	4,640,930	4,597,987
Ser. 21-2, Class A2, 0.19%, 11/27/23	4,777,294	4,749,399
Canadian Pacer Auto Receivables Trust 144A Ser. 21-1A, Class A2A, 0.24%, 10/19/23 (Canada)	2,582,044	2,572,573
Capital One Prime Auto Receivables Trust Ser. 20-1, Class A3, 1.60%, 11/15/24	5,999,559	5,948,119
CarMax Auto Owner Trust
Ser. 22-2, Class A3, 3.49%, 2/16/27	14,000,000	14,002,884
Ser. 19-1, Class A3, 3.05%, 3/15/24	491,593	491,777
Ser. 19-3, Class A3, 2.18%, 8/15/24	4,970,014	4,952,239

Ultra Short Duration Income Fund 39

ASSET-BACKED SECURITIES (7.1%)* cont.	Principal amount	Value
CarMax Auto Owner Trust
Ser. 20-1, Class A3, 1.89%, 12/16/24	$8,666,620	$8,598,823
Ser. 20-3, Class A3, 0.62%, 3/17/25	11,786,255	11,605,784
Carvana Auto Receivables Trust
Ser. 22-P2, Class A3, 3.75%, 4/12/27	13,000,000	12,818,130
Ser. 21-P4, Class A3, 1.31%, 1/11/27	34,305,000	32,483,322
Citibank Credit Card Issuance Trust FRB Ser. 17-A7, Class A7, (ICE LIBOR USD 1 Month + 0.37%), 2.177%, 8/8/24	5,000,000	4,999,999
Discover Card Execution Note Trust Ser. 19-A3, Class A, 1.89%, 10/15/24	39,873,000	39,818,175
First Investors Auto Owner Trust 144A Ser. 22-1A, Class A, 2.03%, 1/15/27	11,659,416	11,391,345
Ford Credit Auto Owner Trust
Ser. 19-B, Class A3, 2.23%, 10/15/23	720,012	719,700
Ser. 20-A, Class A3, 1.04%, 8/15/24	15,137,920	14,994,579
Ser. 21-A, Class A2, 0.17%, 10/15/23	1,097,480	1,096,348
Ford Credit Auto Owner Trust 144A Ser. 18-2, Class A, 3.47%, 1/15/30	12,955,000	12,903,959
Ford Credit Floorplan Master Owner Trust Ser. 20-1, Class A1, 0.70%, 9/15/25	31,000,000	29,989,710
Foursight Capital Automobile Receivables Trust 144A Ser. 22-2, Class A2, 4.49%, 3/16/26	19,500,000	19,528,782
General Motors Financial Floorplan Owner Revolving Trust 144A Ser. 20-1, Class A, 0.68%, 8/15/25	26,500,000	25,745,810
GM Financial Automobile Leasing Trust
Ser. 20-3, Class A3, 0.45%, 8/21/23	20,654,484	20,593,383
Ser. 21-3, Class A2, 0.24%, 12/20/23	2,262,401	2,240,392
GM Financial Consumer Automobile Receivables Trust
Ser. 22-2, Class A3, 3.10%, 2/16/27	15,000,000	14,903,165
Ser. 20-4, Class A3, 0.38%, 8/18/25	2,569,021	2,512,225
Golden Credit Card Trust 144A Ser. 18-4A, Class A, 3.44%, 8/15/25	1,250,000	1,249,683
Harley-Davidson Motorcycle Trust Ser. 21-B, Class A2, 0.24%, 12/16/24	3,565,260	3,550,486
Honda Auto Receivables Owner Trust
Ser. 19-2, Class A4, 2.54%, 3/21/25	8,000,000	7,995,392
Ser. 19-4, Class A3, 1.83%, 1/18/24	2,614,012	2,602,099
Ser. 20-2, Class A3, 0.82%, 7/15/24	6,756,301	6,675,394
Ser. 20-3, Class A3, 0.37%, 10/18/24	9,693,488	9,522,490
Ser. 21-2, Class A2, 0.17%, 11/15/23	3,038,275	3,024,982
Ser. 21-1, Class A2, 0.16%, 7/21/23	3,388	3,383
Mello Warehouse Securitization Trust 144A
FRB Ser. 20-2, Class A, (ICE LIBOR USD 1 Month + 0.80%), 3.059%, 11/25/53	8,620,800	8,620,800
FRB Ser. 21-2, Class A, (ICE LIBOR USD 1 Month + 0.75%), 3.009%, 4/25/55	35,465,000	35,465,000
FRB Ser. 21-1, Class A, (ICE LIBOR USD 1 Month + 0.70%), 2.324%, 2/25/55	30,739,000	30,739,000
Mercedes-Benz Auto Receivables Trust
Ser. 19-1, Class A3, 1.94%, 3/15/24	5,645,713	5,632,540
Ser. 21-1, Class A2, 0.21%, 7/15/24	7,196,766	7,136,387

40 Ultra Short Duration Income Fund

ASSET-BACKED SECURITIES (7.1%)* cont.	Principal amount	Value
Mortgage Repurchase Agreement Financing Trust 144A FRB Ser. 21-S1, Class A1, (ICE LIBOR USD 1 Month + 0.50%), 2.372%, 9/10/22	$33,981,000	$33,981,000
MRA Issuance Trust 144A
FRB Ser. 20-7, Class A, (ICE LIBOR USD 1 Month + 1.30%), 3.013%, 9/15/22	8,128,000	8,078,135
FRB Ser. 20-2, Class A2, (ICE LIBOR USD 1 Month + 1.45%), 2.913%, 8/15/22	45,609,000	45,609,000
NewRez Warehouse Securitization Trust 144A FRB Ser. 21-1, Class A, (ICE LIBOR USD 1 Month + 0.75%), 3.009%, 5/25/55	30,497,000	29,353,667
Nissan Auto Receivables Owner Trust
Ser. 19-A, Class A3, 2.90%, 10/16/23	527,856	527,928
Ser. 19-B, Class A3, 2.50%, 11/15/23	2,840,989	2,840,105
Ser. 19-C, Class A3, 1.93%, 7/15/24	6,153,172	6,132,891
Ser. 20-B, Class A3, 0.55%, 7/15/24	15,668,056	15,505,296
Santander Consumer Auto Receivables Trust 144A Ser. 20-BA, Class A4, 0.54%, 4/15/25	8,925,000	8,819,631
Santander Drive Auto Receivables Trust Ser. 22-4, Class A2, 4.05%, 7/15/25	23,380,000	23,379,065
Santander Retail Auto Lease Trust 144A Ser. 20-B, Class A2, 0.42%, 11/20/23	1,132,888	1,129,290
Station Place Securitization Trust 144A
FRB Ser. 22-3, Class A1, (CME TERM SOFR 1 Month + 1.25%), 3.507%, 5/29/23	49,752,000	49,752,000
FRB Ser. 22-2, Class A1, (CME TERM SOFR 1 Month + 0.93%), 3.187%, 5/25/23	49,752,000	49,752,000
FRB Ser. 21-10, Class A, (ICE LIBOR USD 1 Month + 0.75%), 3.009%, 8/8/22	50,432,000	50,432,000
FRB Ser. 21-14, Class A1, (ICE LIBOR USD 1 Month + 0.70%), 2.959%, 12/8/22	16,990,000	16,990,000
FRB Ser. 21-16, Class A1, (ICE LIBOR USD 1 Month + 0.62%), 2.879%, 11/7/22	50,695,000	50,695,000
Towd Point Asset Trust 144A FRB Ser. 18-SL1, Class A, (ICE LIBOR USD 1 Month + 0.60%), 2.224%, 1/25/46	759,026	756,868
Toyota Auto Receivables Owner Trust
Ser. 18-D, Class A4, 3.30%, 2/15/24	1,326,049	1,326,999
Ser. 18-C, Class A4, 3.13%, 2/15/24	2,505,176	2,505,024
Ser. 19-B, Class A3, 2.57%, 8/15/23	141,331	141,323
Ser. 20-B, Class A3, 1.36%, 8/15/24	18,308,406	18,158,002
Ser. 21-C, Class A2, 0.20%, 5/15/24	3,783,850	3,739,852
Volkswagen Auto Loan Enhanced Trust
Ser. 20-1, Class A3, 0.98%, 11/20/24	4,917,064	4,855,743
Ser. 21-1, Class A2, 0.49%, 10/21/24	7,177,467	7,093,204
World Omni Auto Receivables Trust
Ser. 18-D, Class A4, 3.44%, 12/16/24	2,000,000	2,001,642
Ser. 18-C, Class A4, 3.27%, 9/16/24	1,164,696	1,164,883
Ser. 21-A, Class A2, 0.17%, 2/15/24	133,303	133,170
Total asset-backed securities (cost $910,820,495)		$902,850,827

Ultra Short Duration Income Fund 41

MORTGAGE-BACKED SECURITIES (2.9%)*	Principal amount	Value
Agency collateralized mortgage obligations (—%)
Federal Home Loan Mortgage Corporation
REMICs Ser. 1619, Class PZ, 6.50%, 11/15/23	$5,310	$5,366
REMICs Ser. 3724, Class CM, 5.50%, 6/15/37	64,086	68,144
REMICs Ser. 3316, Class CD, 5.50%, 5/15/37	22,087	24,077
REMICs Ser. 3539, Class PM, 4.50%, 5/15/37	5,828	5,937
REMICs Ser. 3611, PO, zero %, 7/15/34	20,867	18,412
Federal National Mortgage Association
REMICs Ser. 11-60, Class PA, 4.00%, 10/25/39	4,807	4,821
REMICs FRB Ser. 10-90, Class GF, (ICE LIBOR USD 1 Month + 0.50%), 2.759%, 8/25/40	216,618	213,149
REMICs FRB Ser. 06-74, Class FL, (ICE LIBOR USD 1 Month + 0.35%), 2.609%, 8/25/36	163,130	162,116
REMICs FRB Ser. 05-63, Class FC, (ICE LIBOR USD 1 Month + 0.25%), 2.509%, 10/25/31	284,533	282,594
REMICs Ser. 10-81, Class AP, 2.50%, 7/25/40	12,952	12,699
Government National Mortgage Association Ser. 09-32, Class AB, 4.00%, 5/16/39	5,379	5,468
		802,783
Residential mortgage-backed securities (non-agency) (2.9%)
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
FRB Ser. 04-R5, Class M1, (ICE LIBOR USD 1 Month + 0.87%), 3.129%, 7/25/34	378,920	377,679
FRB Ser. 05-R4, Class M3, (ICE LIBOR USD 1 Month + 0.72%), 2.979%, 7/25/35	4,896,987	4,873,618
FRB Ser. 05-R11, Class M2, (ICE LIBOR USD 1 Month + 0.71%), 2.964%, 1/25/36	2,757,775	2,742,109
FRB Ser. 05-R9, Class M1, (ICE LIBOR USD 1 Month + 0.71%), 2.964%, 11/25/35	6,887,685	6,775,821
Angel Oak Mortgage Trust 144A
Ser. 19-2, Class A1, 3.628%, 3/25/49 W	73,796	73,564
Ser. 19-5, Class A1, 2.593%, 10/25/49 W	990,979	974,198
Angel Oak Mortgage Trust I, LLC 144A
Ser. 19-1, Class A1, 3.92%, 11/25/48 W	772,411	766,541
FRB Ser. 18-3, Class A1, 3.649%, 9/25/48 W	574,071	571,635
Ser. 19-4, Class A1, 2.993%, 7/26/49 W	1,802,950	1,789,428
Angel Oak Mortgage Trust LLC 144A Ser. 20-3, Class A1, 1.691%, 4/25/65 W	12,286,391	11,776,505
Arroyo Mortgage Trust 144A
Ser. 19-2, Class A1, 3.347%, 4/25/49 W	4,553,886	4,406,540
Ser. 19-3, Class A1, 2.962%, 10/25/48 W	6,007,236	5,765,303
Bear Stearns Asset Backed Securities I Trust FRB Ser. 07-HE7, Class 1A1, (ICE LIBOR USD 1 Month + 1.00%), 3.259%, 10/25/37	742,173	741,575
BRAVO Residential Funding Trust 144A
Ser. 19-1, Class A1C, 3.50%, 3/25/58	1,969,110	1,950,904
Ser. 19-NQM2, Class A1, 2.748%, 11/25/59 W	5,675,636	5,553,610
FRB Ser. 21-HE1, Class A1, (US 30 Day Average SOFR + 0.75%), 2.264%, 1/25/70	10,890,081	10,777,543
Ser. 20-NQM1, Class A1, 1.449%, 5/25/60 W	4,534,064	4,448,329

42 Ultra Short Duration Income Fund

MORTGAGE-BACKED SECURITIES (2.9%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
BRAVO Residential Funding Trust 144A
Ser. 21-NQM2, Class A1, 0.97%, 3/25/60 W	$7,215,816	$6,906,803
Ser. 21-NQM1, Class A1, 0.941%, 2/25/49 W	4,535,837	4,235,773
Carrington Mortgage Loan Trust
FRB Ser. 06-RFC1, Class A4, (ICE LIBOR USD 1 Month + 0.48%), 2.739%, 3/25/36	71,490	71,466
FRB Ser. 07-HE1, Class A3, (ICE LIBOR USD 1 Month + 0.19%), 2.449%, 6/25/37	4,677,648	4,586,732
Cascade Funding Mortgage Trust 144A Ser. 21-HB6, Class A, 0.898%, 6/25/36 W	6,271,839	6,012,270
Cascade Funding Mortgage Trust, LLC 144A Ser. 21-HB5, Class A, 0.801%, 2/25/31 W	11,310,275	10,819,081
Citigroup Mortgage Loan Trust, Inc. FRB Ser. 06-WFH1, Class M4, (ICE LIBOR USD 1 Month + 0.75%), 3.009%, 1/25/36	331,159	331,469
COLT Funding, LLC 144A Ser. 21-3R, Class A1, 1.051%, 12/25/64 W	3,356,390	3,171,789
COLT Mortgage Loan Trust 144A Ser. 21-HX1, Class A1, 1.11%, 10/25/66 W	20,071,740	17,768,608
Countrywide Asset-Backed Certificates FRB Ser. 05-BC3, Class M4, (ICE LIBOR USD 1 Month + 1.50%), 3.759%, 6/25/35	613,959	612,182
Credit Suisse Mortgage Capital Certificates 144A
Ser. 20-SPT1, Class A2, 2.229%, 4/25/65	6,500,000	6,211,264
FRB Ser. 20-SPT1, Class A1, 1.616%, 4/25/65	1,921,047	1,888,181
Credit Suisse Mortgage Trust 144A Ser. 20-AFC1, Class A1, 2.24%, 2/25/50 W	10,433,842	9,950,419
Credit-Based Asset Servicing and Securitization, LLC FRB Ser. 05-CB7, Class M1, (ICE LIBOR USD 1 Month + 0.62%), 2.874%, 11/25/35	123,860	123,756
CSMC Trust 144A Ser. 19-NQM1, Class A1, 2.656%, 10/25/59	4,601,724	4,458,226
CWABS Asset-Backed Certificates Trust FRB Ser. 04-10, Class MV3, (ICE LIBOR USD 1 Month + 1.13%), 3.384%, 12/25/34	440,722	440,665
Ellington Financial Mortgage Trust 144A
Ser. 19-2, Class A1, 2.739%, 11/25/59 W	3,417,788	3,288,458
Ser. 20-2, Class A1, 1.178%, 10/25/65 W	1,766,956	1,674,014
Encore Credit receivables Trust FRB Ser. 05-4, Class M3, (ICE LIBOR USD 1 Month + 0.71%), 2.964%, 1/25/36	3,409,831	3,368,124
EquiFirst Mortgage Loan Trust FRB Ser. 05-1, Class M3, (ICE LIBOR USD 1 Month + 0.48%), 2.979%, 4/25/35	241,112	241,035
Federal Home Loan Mortgage Corporation Structured Agency Credit Risk Debt FRN Ser. 17-DNA3, Class M2AR, (ICE LIBOR USD 1 Month + 0.75%), 3.009%, 3/25/30	7,561,068	7,540,241
Federal Home Loan Mortgage Corporation 144A Structured Agency Credit Risk Trust FRB Ser. 18-HRP2, Class M2, (ICE LIBOR USD 1 Month + 1.25%), 3.509%, 2/25/47	96,491	96,376

Ultra Short Duration Income Fund 43

MORTGAGE-BACKED SECURITIES (2.9%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C04, Class 1M2, (ICE LIBOR USD 1 Month + 4.25%), 6.509%, 1/25/29	$1,855,647	$1,921,396
Connecticut Avenue Securities FRB Ser. 14-C03, Class 2M2, (ICE LIBOR USD 1 Month + 2.90%), 5.159%, 7/25/24	1,805,556	1,812,740
Connecticut Avenue Securities FRB Ser. 14-C02, Class 2M2, (ICE LIBOR USD 1 Month + 2.60%), 4.859%, 5/25/24	606,722	608,807
First Franklin Mortgage Loan Trust
FRB Ser. 04-FF7, Class M1, (ICE LIBOR USD 1 Month + 0.87%), 3.129%, 9/25/34	241,036	239,990
FRB Ser. 05-FF9, Class A4, (ICE LIBOR USD 1 Month + 0.72%), 2.979%, 10/25/35	255,721	255,310
FRB Ser. 05-FF12, Class M1, (ICE LIBOR USD 1 Month + 0.68%), 2.934%, 11/25/36	9,112	9,108
FRB Ser. 06-FF3, Class A2C, (ICE LIBOR USD 1 Month + 0.58%), 2.839%, 2/25/36	3,463,647	3,427,585
FRB Ser. 06-FF7, Class 1A, (ICE LIBOR USD 1 Month + 0.28%), 2.539%, 5/25/36	4,413,507	4,311,704
FWD Securitization Trust 144A
Ser. 19-INV1, Class A1, 2.81%, 6/25/49 W	3,489,438	3,428,969
FRB Ser. 20-INV1, Class A1, 2.24%, 1/25/50 W	2,790,042	2,705,504
Galton Funding Mortgage Trust 144A Ser. 19-2, Class A22, 3.50%, 6/25/59 W	2,749,723	2,717,304
GCAT Trust 144A Ser. 19-NQM3, Class A1, 2.686%, 11/25/59 W	2,749,655	2,658,544
GS Mortgage-Backed Securities Trust 144A Ser. 20-NQM1, Class A1, 1.382%, 9/27/60 W	1,906,207	1,805,368
GSAA Home Equity Trust
FRB Ser. 05-8, Class A3, (ICE LIBOR USD 1 Month + 0.86%), 3.119%, 6/25/35	622,914	622,914
FRB Ser. 06-2, Class 2A4, (ICE LIBOR USD 1 Month + 0.62%), 2.879%, 12/25/35	3,731,163	3,569,223
GSAMP Trust FRB Ser. 06-HE7, Class A2D, (ICE LIBOR USD 1 Month + 0.23%), 2.719%, 10/25/46	257,612	242,387
Home Equity Asset Trust
FRB Ser. 06-1, Class M2, (ICE LIBOR USD 1 Month + 0.46%), 2.949%, 4/25/36	2,754,110	2,744,535
FRB Ser. 06-4, Class 1A1, (ICE LIBOR USD 1 Month + 0.16%), 2.579%, 8/25/36	1,979,149	1,957,981
Home Re, Ltd. 144A FRB Ser. 18-1, Class M1, (ICE LIBOR USD 1 Month + 1.60%), 3.859%, 10/25/28 (Bermuda)	495,255	494,047
HomeBanc Mortgage Trust FRB Ser. 05-4, Class A1, (ICE LIBOR USD 1 Month + 0.54%), 2.799%, 10/25/35	411,595	410,591
Homeward Opportunities Fund I Trust 144A Ser. 20-2, Class A1, 1.657%, 5/25/65 W	875,578	873,399
Imperial Fund Mortgage Trust 144A Ser. 22-NQM2, Class A1, 3.638%, 3/25/67	8,371,863	7,963,927

44 Ultra Short Duration Income Fund

MORTGAGE-BACKED SECURITIES (2.9%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
JPMorgan Mortgage Acquisition Trust FRB Ser. 07-CH2, Class MV1, (ICE LIBOR USD 1 Month + 0.28%), 2.539%, 1/25/37	$3,859,678	$3,836,056
JPMorgan Resecuritization Trust 144A Ser. 14-1, Class 7A1, 3.00%, 6/26/35	1,353,994	1,332,162
Long Beach Mortgage Loan Trust
FRB Ser. 05-2, Class M5, (ICE LIBOR USD 1 Month + 0.98%), 3.234%, 4/25/35	1,484,728	1,478,714
FRB Ser. 04-1, Class M1, (ICE LIBOR USD 1 Month + 0.75%), 3.009%, 2/25/34	323,962	306,248
MASTR Asset-Backed Securities Trust FRB Ser. 06-FRE1, Class A4, (ICE LIBOR USD 1 Month + 0.58%), 2.839%, 12/25/35	325,449	323,439
MFA Trust 144A Ser. 21-NQM1, Class A1, 1.153%, 4/25/65 W	7,778,230	7,182,425
MFRA Trust 144A Ser. 20-NQM1, Class A1, 1.479%, 3/25/65 W	1,705,802	1,648,316
Morgan Stanley ABS Capital I, Inc. Trust FRB Ser. 06-NC1, Class M1, (ICE LIBOR USD 1 Month + 0.57%), 2.829%, 12/25/35	4,494,789	4,455,241
Nationstar Home Equity Loan Trust FRB Ser. 07-B, Class 2AV4, (ICE LIBOR USD 1 Month + 0.32%), 2.579%, 4/25/37	4,701,767	4,621,611
New Century Home Equity Loan Trust FRB Ser. 05-C, Class A2D, (ICE LIBOR USD 1 Month + 0.68%), 2.939%, 12/25/35	901,525	895,760
New Residential Mortgage Loan Trust 144A
FRB Ser. 18-4A, Class 4A, (ICE LIBOR USD 1 Month + 0.75%), 3.009%, 1/25/48	4,600,673	4,507,404
Ser. 19-NQM4, Class A1, 2.492%, 9/25/59 W	2,255,152	2,163,819
Ser. 20-NQM1, Class A1, 2.464%, 1/26/60 W	1,402,937	1,301,224
Nomura Home Equity Loan, Inc./Home Equity Loan Trust FRB Ser. 05-FM1, Class M2, (ICE LIBOR USD 1 Month + 0.74%), 2.994%, 5/25/35	37,570	37,533
OBX Trust 144A
Ser. 20-EXP2, Class A8, 3.00%, 5/25/60 W	1,244,601	1,160,072
Ser. 20-EXP2, Class A3, 2.50%, 5/25/60 W	13,090,224	12,232,530
Onslow Bay Financial, LLC Trust 144A FRB Ser. 20-EXP3, Class 2A1, (ICE LIBOR USD 1 Month + 0.90%), 3.159%, 1/25/60	523,075	514,863
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates Asset Backed Pass-Through Certificates FRB Ser. 04-MHQ1, Class M3, (ICE LIBOR USD 1 Month + 1.28%), 3.534%, 12/25/34	647,968	647,747
Radnor Re, Ltd. 144A FRB Ser. 19-1, Class M1B, (ICE LIBOR USD 1 Month + 1.95%), 4.209%, 2/25/29 (Bermuda)	3,851,475	3,785,398
RASC Series Trust FRB Ser. 06-KS6, Class A4, (ICE LIBOR USD 1 Month + 0.25%), 2.509%, 8/25/36	950,301	947,444

Ultra Short Duration Income Fund 45

MORTGAGE-BACKED SECURITIES (2.9%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
Residential Asset Mortgage Products Trust
FRB Ser. 05-RS2, Class M4, (ICE LIBOR USD 1 Month + 1.08%), 3.339%, 2/25/35	$450,965	$450,363
FRB Ser. 05-RS6, Class M4, (ICE LIBOR USD 1 Month + 0.98%), 3.234%, 6/25/35	717,690	714,011
FRB Ser. 05-EFC4, Class M4, (ICE LIBOR USD 1 Month + 0.59%), 3.144%, 9/25/35	2,632,119	2,621,781
FRB Ser. 06-EFC2, Class A4, (ICE LIBOR USD 1 Month + 0.22%), 2.479%, 12/25/36	825,135	819,486
Residential Asset Securities Corp., Trust
FRB Ser. 05-KS1, Class M2, (ICE LIBOR USD 1 Month + 0.75%), 3.384%, 2/25/35	1,552,491	1,535,487
FRB Ser. 04-KS10, Class M1, (ICE LIBOR USD 1 Month + 0.90%), 3.159%, 11/25/34	495,574	495,389
FRB Ser. 06-KS3, Class M1, (ICE LIBOR USD 1 Month + 0.33%), 2.754%, 4/25/36	1,841,848	1,789,356
FRB Ser. 06-KS7, Class A4, (ICE LIBOR USD 1 Month + 0.24%), 2.499%, 9/25/36	122,282	122,050
Residential Mortgage Loan Trust 144A
Ser. 19-2, Class A1, 2.913%, 5/25/59 W	397,102	392,153
Ser. 19-3, Class A1, 2.633%, 9/25/59 W	2,286,465	2,235,944
Securitized Asset Backed Receivables, LLC Trust FRB Ser. 06-CB1, Class AV1, (ICE LIBOR USD 1 Month + 0.48%), 2.739%, 1/25/36	4,153,658	4,081,489
SG Residential Mortgage Trust 144A
Ser. 22-1, Class A1, 3.166%, 3/27/62 W	7,737,666	7,320,366
Ser. 19-3, Class A1, 2.703%, 9/25/59 W	151,386	147,783
Soundview Home Loan Trust
FRB Ser. 05-OPT3, Class M1, (ICE LIBOR USD 1 Month + 0.47%), 2.964%, 11/25/35	4,194,311	4,130,906
FRB Ser. 06-OPT1, Class 2A4, (ICE LIBOR USD 1 Month + 0.27%), 2.799%, 3/25/36	1,877,062	1,861,555
Starwood Mortgage Residential Trust 144A
Ser. 22-2, Class A1, 3.122%, 2/25/67 W	8,447,184	8,023,394
Ser. 19-INV1, Class A1, 2.61%, 9/27/49 W	56,994	56,853
Ser. 21-4, Class A1, 1.162%, 8/25/56 W	10,181,717	9,271,015
Starwood Residential Mortgage Trust 144A Ser. 21-1, Class A1, 1.219%, 5/25/65 W	6,332,879	5,873,538
Structured Asset Investment Loan Trust FRB Ser. 05-HE3, Class M1, (ICE LIBOR USD 1 Month + 0.72%), 2.979%, 9/25/35	2,936,687	2,903,330
Structured Asset Securities Corp Mortgage Loan Trust FRB Ser. 06-OPT1, Class A5, (ICE LIBOR USD 1 Month + 0.26%), 2.519%, 4/25/36	227,177	226,172
Structured Asset Securities Corp. FRB Ser. 05-WF1, Class M1, (ICE LIBOR USD 1 Month + 0.66%), 2.919%, 2/25/35	1,378,294	1,368,907

46 Ultra Short Duration Income Fund

MORTGAGE-BACKED SECURITIES (2.9%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
Structured Asset Securities Corp. Mortgage Loan Trust
FRB Ser. 05-NC2, Class M5, (ICE LIBOR USD 1 Month + 0.93%), 3.189%, 5/25/35	$2,216,817	$2,193,342
FRB Ser. 06-WF1, Class M4, (ICE LIBOR USD 1 Month + 0.65%), 2.904%, 2/25/36	1,162,008	1,155,576
Towd Point HE Trust 144A Ser. 21-HE1, Class A1, 0.918%, 2/25/63 W	7,838,075	7,598,253
Towd Point Mortgage Trust 144A
Ser. 15-2, Class 2M1, 3.75%, 11/25/57 W	733,194	731,606
Ser. 22-SJ1, Class A1B, 3.612%, 3/25/62 W	7,891,233	7,810,600
FRB Ser. 19-HY2, Class A1, (ICE LIBOR USD 1 Month + 1.00%), 3.259%, 5/25/58	706,250	695,444
FRB Ser. 19-HY1, Class A1, (ICE LIBOR USD 1 Month + 1.00%), 3.259%, 10/25/48	5,472,504	5,400,327
Ser. 18-1, Class A1, 3.00%, 1/25/58 W	4,561,100	4,471,415
Ser. 17-3, Class A1, 2.75%, 7/25/57 W	3,126,295	3,088,759
Verus Securitization Trust 144A
Ser. 19-INV2, Class A1, 2.913%, 7/25/59 W	6,934,877	6,911,243
Ser. 19-INV3, Class A1, 2.692%, 11/25/59 W	2,716,712	2,648,167
Ser. 19-4, Class A1, 2.642%, 11/25/59	4,915,785	4,799,004
Ser. 20-1, Class A1, 2.417%, 1/25/60	1,032,716	1,013,683
Ser. 20-5, Class A1, 1.218%, 5/25/65	6,598,777	6,241,726
Wells Fargo Home Equity Asset-Backed Securities Trust FRB Ser. 05-3, Class M6, (ICE LIBOR USD 1 Month + 1.01%), 3.264%, 11/25/35	592,959	592,399
		368,114,045
Total mortgage-backed securities (cost $383,218,623)		$368,916,828

REPURCHASE AGREEMENTS (0.8%)*	Principal amount	Value
Interest in $25,000,000 tri-party term repurchase agreement dated 7/29/2022 with RBC Capital Markets, LLC, 2.540% (collateralized by Corporate Debt Securities with coupon rates ranging from 1.557% to 8.750% and due dates ranging from 8/9/2023 to 12/1/2052, valued at $26,255,817) (Canada) Ŧ EG	$25,000,000	$25,000,000
Interest in $75,000,000 tri-party term repurchase agreement dated 7/29/2022 with BNP Paribas, 2.490% (collateralized by Corporate Debt Securities with coupon rates ranging from 2.588% to 7.125% and due dates ranging from 10/10/2022 to perpetual maturity, valued at $78,767,215) (France) Ŧ EG	75,000,000	75,000,000
Total repurchase agreements (cost $100,000,000)		$100,000,000

CERTIFICATES OF DEPOSIT (0.8%)*	Yield (%)	Maturity date	Principal amount	Value
Credit Suisse AG/New York, NY FRN	2.071	1/19/24	$23,750,000	$23,644,295
Nordea Bank ABP/New York, NY FRN	2.150	8/14/23	28,000,000	27,974,190
Svenska Handelsbanken/New York, NY FRN (Sweden)	1.930	3/2/23	47,000,000	46,940,566
Total certificates of deposit (cost $98,750,000)				$98,559,051

Ultra Short Duration Income Fund 47

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (—%)*	Principal amount	Value
U.S. Government Agency Mortgage Obligations (—%)
Federal National Mortgage Association Pass-Through Certificates
6.00%, 5/1/23	$10	$10
5.50%, 11/1/23	1	1
Total U.S. government and agency mortgage obligations (cost $12)		$11

TOTAL INVESTMENTS
Total investments (cost $12,825,596,386)	$12,707,583,567

Key to holding’s abbreviations
BKNT	Bank Note
DAC	Designated Activity Company
FRB	Floating Rate Bonds: The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: The rate shown is the current interest rate or yield at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
GMTN	Global Medium Term Notes
LIBOR	London Interbank Offered Rate
MTN	Medium Term Notes
PO	Principal Only
SOFR	Secured Overnight Financing Rate

Notes to the fund’s portfolio
Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from August 1, 2021 through July 31, 2022 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.
*	Percentages indicated are based on net assets of $12,634,275,889.
R	Real Estate Investment Trust.
W	The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.
Ŧ	Repurchase agreements with a maturity of more than seven days are considered to be illiquid investments.
EG	Maturity date of the repurchase agreement is thirty-five days from the purchase date unless both parties agree to roll the transaction. Maturity value of the repurchase agreement will equal the principal amount of the repurchase agreement plus interest.
Debt obligations are considered secured unless otherwise indicated.
144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY
Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):
United States	65.3%	Switzerland	1.7%
Canada	10.5	Germany	1.2
Japan	3.8	Spain	1.0
United Kingdom	3.7	Norway	0.8
Australia	3.5	Finland	0.8
France	2.9	Italy	0.5
Netherlands	2.1	Other	0.5
Sweden	1.7	Total	100.0%

48 Ultra Short Duration Income Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Asset-backed securities	$—	$902,850,827	$—
Certificates of deposit	—	98,559,051	—
Commercial paper	—	2,536,301,840	—
Corporate bonds and notes	—	8,700,955,010	—
Mortgage-backed securities	—	368,916,828	—
Repurchase agreements	—	100,000,000	—
U.S. government and agency mortgage obligations	—	11	—
Totals by level	$—	$12,707,583,567	$—
The following is a reconciliation of Level 3 assets as of the close of the reporting period:

Investments in securities:	Balance as of 7/31/21	Accrued discounts/premiums	Realized gain/(loss)	Change in net unrealized appreciation/ (depreciation) #	Cost of purchases	Proceeds from sales	Total transfers into Level 3†	Total transfers out of Level 3†	Balance as of 7/31/22
Asset-backed securities	$397,593,713	$—	$(579)	$(112,071)	$8,195,467	$(273,538,000)	$—	$(132,138,530)	$—
Totals	$397,593,713	$—	$(579)	$(112,071)	$8,195,467	$(273,538,000)	$—	$(132,138,530)	$—
†Transfers during the reporting period include valuations provided by a single broker quote.
#Includes $(112,071) related to Level 3 securities still held at period end. Total change in unrealized appreciation/(depreciation) for securities (including Level 1 and Level 2) can be found in the Statement of operations.

The accompanying notes are an integral part of these financial statements.

Ultra Short Duration Income Fund 49

Statement of assets and liabilities 7/31/22

ASSETS
Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $12,825,596,386)	$12,707,583,567
Cash	253,737
Interest and other receivables	31,231,121
Receivable for shares of the fund sold	18,468,336
Receivable for investments sold	80,816
Prepaid assets	168,554
Total assets	12,757,786,131

LIABILITIES
Payable for investments purchased	44,149,612
Payable for shares of the fund repurchased	73,514,817
Payable for compensation of Manager (Note 2)	869,982
Payable for custodian fees (Note 2)	76,695
Payable for investor servicing fees (Note 2)	1,515,405
Payable for Trustee compensation and expenses (Note 2)	409,667
Payable for administrative services (Note 2)	48,062
Payable for distribution fees (Note 2)	382,647
Distributions payable to shareholders	2,036,365
Other accrued expenses	506,990
Total liabilities	123,510,242

Net assets	$12,634,275,889

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$12,778,104,956
Total distributable earnings (Note 1)	(143,829,067)
Total — Representing net assets applicable to capital shares outstanding	$12,634,275,889

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value, offering price and redemption price per class A share
($4,297,724,516 divided by 430,541,287 shares)	$9.98
Net asset value and offering price per class C share ($15,420,931 divided by 1,546,507 shares)*	$9.97
Net asset value and redemption price per class N share ($7,790,767 divided by 781,259 shares)	$9.97
Offering price per class N share (100/98.50 of $9.97)**	$10.12
Net asset value, offering price and redemption price per class R share
($5,239,692 divided by 525,641 shares)	$9.97
Net asset value, offering price and redemption price per class R6 share
($177,357,563 divided by 17,744,111 shares)	$10.00
Net asset value, offering price and redemption price per class Y share
($8,130,742,420 divided by 813,651,578 shares)	$9.99

*Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge. **On single retail sales of less than $50,000. On sales of more than $50,000 the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

50 Ultra Short Duration Income Fund

Statement of operations Year ended 7/31/22

INVESTMENT INCOME
Interest (including interest income of $31,025 from investments in affiliated issuers) (Note 5)	$128,856,954
Total investment income	128,856,954

EXPENSES
Compensation of Manager (Note 2)	39,577,691
Investor servicing fees (Note 2)	8,941,727
Custodian fees (Note 2)	157,113
Trustee compensation and expenses (Note 2)	564,347
Distribution fees (Note 2)	5,756,547
Administrative services (Note 2)	384,415
Other	2,907,811
Fees waived and reimbursed by Manager (Note 2)	(8,715,721)
Total expenses	49,573,930
Expense reduction (Note 2)	(18,243)
Net expenses	49,555,687

Net investment income	79,301,267

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized loss on:
Securities from unaffiliated issuers (Notes 1 and 3)	(6,439,412)
Total net realized loss	(6,439,412)
Change in net unrealized depreciation on:
Securities from unaffiliated issuers	(137,654,235)
Total change in net unrealized depreciation	(137,654,235)

Net loss on investments	(144,093,647)

Net decrease in net assets resulting from operations	$(64,792,380)

The accompanying notes are an integral part of these financial statements.

Ultra Short Duration Income Fund 51

Statement of changes in net assets

DECREASE IN NET ASSETS	Year ended 7/31/22	Year ended 7/31/21
Operations
Net investment income	$79,301,267	$70,815,672
Net realized gain (loss) on investments	(6,439,412)	11,328,393
Change in net unrealized depreciation of investments	(137,654,235)	(3,076,142)
Net increase (decrease) in net assets resulting
from operations	(64,792,380)	79,067,923
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(25,728,550)	(26,949,735)
Class B	(129)	(60)
Class C	(34,973)	(5,433)
Class N	(30,261)	(42,991)
Class R	(11,190)	(1,003)
Class R6	(896,417)	(509,506)
Class Y	(51,891,719)	(43,702,486)
Decrease from capital share transactions (Note 4)	(2,940,533,054)	(666,017,332)
Total decrease in net assets	(3,083,918,673)	(658,160,623)

NET ASSETS
Beginning of year	15,718,194,562	16,376,355,185
End of year	$12,634,275,889	$15,718,194,562

The accompanying notes are an integral part of these financial statements.

52 Ultra Short Duration Income Fund

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Ultra Short Duration Income Fund 53

Financial highlights
(For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
											Ratio	Ratio of net
	Net asset		Net realized								of expenses	investment
	value,		and unrealized	Total from	From net	From net		Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	realized gain	Total	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	of period	value (%)[b]	(in thousands)	(%)[c,d]	net assets (%)[d]	(%)
Class A
July 31, 2022	$10.08	.05	(.10)	(.05)	(.05)	—	(.05)	$9.98	(.49)	$4,297,725.40		.46	48
July 31, 2021	10.08	.04	—[e]	.04	(.04)	—	(.04)	10.08	.36	6,611,459.40		.37	63
July 31, 2020	10.05	.17	.03	.20	(.17)	—	(.17)	10.08	2.01	7,373,343.40		1.73	53
July 31, 2019	10.05	.25	—[e]	.25	(.25)	—[e]	(.25)	10.05	2.53	8,257,742.40		2.50	27
July 31, 2018	10.06	.17	(.01)	.16	(.17)	—[e]	(.17)	10.05	1.61	6,002,162.40		1.71	36
Class C
July 31, 2022	$10.07	.02	(.10)	(.08)	(.02)	—	(.02)	$9.97	(.78)	$15,421	.68[f]	.20[f]	48
July 31, 2021	10.07	—[e]	—[e]	—[e]	—[e]	—	—[e]	10.07	.02	22,031	.75[f]	.02[f]	63
July 31, 2020	10.04	.13	.03	.16	(.13)	—	(.13)	10.07	1.61	27,790.80		1.24	53
July 31, 2019	10.04	.21	—[e]	.21	(.21)	—[e]	(.21)	10.04	2.13	19,754.80		2.10	27
July 31, 2018	10.04	.13	—[e]	.13	(.13)	—[e]	(.13)	10.04	1.31	15,434.80		1.21	36
Class N
July 31, 2022	$10.07	.04	(.10)	(.06)	(.04)	—	(.04)	$9.97	(.64)	$7,791.55		.30	48
July 31, 2021	10.07	.02	—[e]	.02	(.02)	—	(.02)	10.07	.21	14,369.55		.22	63
July 31, 2020	10.04	.15	.03	.18	(.15)	—	(.15)	10.07	1.86	19,303.55		1.48	53
July 31, 2019 †	10.03	.18	.01	.19	(.18)	—[e]	(.18)	10.04	1.94*	13,070	.42*	1.81*	27
Class R
July 31, 2022	$10.07	.02	(.10)	(.08)	(.02)	—	(.02)	$9.97	(.78)	$5,240	.69[f]	.24[f]	48
July 31, 2021	10.07	—[e]	—[e]	—[e]	—[e]	—	—[e]	10.07	.02	4,207	.75[f]	.02[f]	63
July 31, 2020	10.04	.13	.03	.16	(.13)	—	(.13)	10.07	1.61	5,118.80		1.30	53
July 31, 2019	10.04	.21	—[e]	.21	(.21)	—[e]	(.21)	10.04	2.13	5,411.80		2.09	27
July 31, 2018	10.05	.13	(.01)	.12	(.13)	—[e]	(.13)	10.04	1.21	5,019.80		1.26	36
Class R6
July 31, 2022	$10.10	.06	(.10)	(.04)	(.06)	—	(.06)	$10.00	(.37)	$177,358.29		.69	48
July 31, 2021	10.09	.05	.01	.06	(.05)	—	(.05)	10.10	.57	121,669.29		.46	63
July 31, 2020	10.06	.18	.03	.21	(.18)	—	(.18)	10.09	2.12	92,676.29		1.80	53
July 31, 2019	10.06	.26	—[e]	.26	(.26)	—[e]	(.26)	10.06	2.64	97,971.29		2.68	27
July 31, 2018	10.07	.18	(.01)	.17	(.18)	—[e]	(.18)	10.06	1.72	3,680.29		1.75	36
Class Y
July 31, 2022	$10.09	.06	(.10)	(.04)	(.06)	—	(.06)	$9.99	(.39)	$8,130,742.30		.60	48
July 31, 2021	10.09	.05	—[e]	.05	(.05)	—	(.05)	10.09	.46	8,944,133.30		.46	63
July 31, 2020	10.06	.18	.03	.21	(.18)	—	(.18)	10.09	2.11	8,857,867.30		1.79	53
July 31, 2019	10.06	.26	—[e]	.26	(.26)	—[e]	(.26)	10.06	2.63	8,052,123.30		2.61	27
July 31, 2018	10.07	.18	(.01)	.17	(.18)	—[e]	(.18)	10.06	1.71	4,952,524.30		1.82	36

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

54 Ultra Short Duration Income Fund	Ultra Short Duration Income Fund 55

Financial highlights cont.

†For the period November 1, 2018 (commencement of operations) to July 31, 2019.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts as a percentage of net assets (Note 2):

	7/31/22	7/31/21	7/31/20	7/31/19	7/31/18
Class A	0.06%	0.06%	0.09%	0.14%	0.14%
Class C	0.06	0.06	0.09	0.14	0.14
Class N	0.06	0.06	0.09	0.10	N/A
Class R	0.06	0.06	0.09	0.14	0.14
Class R6	0.06	0.06	0.09	0.14	0.14
Class Y	0.06	0.06	0.09	0.14	0.14

e Amount represents less than $0.01 per share.

f Reflects a voluntary waiver of certain fund expenses in effect during the period relating to the enhancement of certain annualized net yields for the fund. As a result of such waiver, the expenses reflect a reduction of the following amounts as a percentage of average net assets (Note 2):

	7/31/22	7/31/21
Class C	0.12%	0.05%
Class R	0.11	0.05

The accompanying notes are an integral part of these financial statements.

56 Ultra Short Duration Income Fund

Notes to financial statements 7/31/22

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from August 1, 2021 through July 31, 2022.

Putnam Ultra Short Duration Income Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek as high a rate of current income as Putnam Management believes is consistent with preservation of capital and maintenance of liquidity. The fund invests in a diversified portfolio of fixed income securities comprised of short duration, investment-grade money market and other fixed income securities. The fund’s investments may include obligations of the U.S. government, its agencies and instrumentalities, which are backed by the full faith and credit of the United States (e.g., U.S. Treasury bonds and Ginnie Mae mortgage-backed bonds) or by only the credit of a federal agency or government sponsored entity (e.g., Fannie Mae or Freddie Mac mortgage-backed bonds), domestic corporate debt obligations, taxable municipal debt securities, securitized debt instruments (such as mortgage- and asset backed securities), repurchase agreements, certificates of deposit, bankers acceptances, commercial paper (including asset-backed commercial paper), time deposits, Yankee Eurodollar securities and other money market instruments. The fund may also invest in U.S.-dollar denominated foreign securities of these types. Under normal circumstances, the effective duration of the fund’s portfolio will generally not be greater than one year. Effective duration provides a measure of a fund’s interest-rate sensitivity. The longer a fund’s duration, the more sensitive the fund is to shifts in interest rates. Under normal circumstances, the dollar-weighted average portfolio maturity of the fund is not expected to exceed three and one-half years. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. The fund may also use derivatives, such as futures, options and swap contracts, for both hedging and non-hedging purposes.

The fund offers the following share classes. The expenses for each class of shares may differ based on the distribution and investor servicing fees of each class, which are identified in Note 2.

Share class	Sales charge	Contingent deferred charges	Conversion feature
1.00% on certain redemptions of shares
Class A*	None	bought with no initial sales charge	None
Converts to class A shares
Class C	None	1.00% eliminated after one year	after 8 years
0.25% on certain redemptions of shares
Class N	Up to 1.50%	bought with no initial sales charge	None
Class R**	None	None	None
Class R6**	None	None	None
Class Y**	None	None	None

* Effective May 25, 2022, Class B shares converted to Class A shares.

** Not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Ultra Short Duration Income Fund 57

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments (including securities sold short, if any) for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price (ask price for securities sold short, if any) and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less are valued using an independent pricing service approved by the Trustees, and are classified as Level 2 securities.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

58 Ultra Short Duration Income Fund

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements, which totaled $105,023,032 at the end of the reporting period, is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or

Ultra Short Duration Income Fund 59

expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At July 31, 2022, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover
Short-term	Long-term	Total
$21,434,907	$4,687,974	$26,122,881

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. For the reporting period, there were no material temporary or permanent differences. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund required no such reclassifications.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$1,117,104
Unrealized depreciation	(119,131,111)
Net unrealized depreciation	(118,014,007)
Undistributed ordinary income	2,344,184
Capital loss carryforward	(26,122,881)
Cost for federal income tax purposes	$12,825,597,574

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.440%	of the first $5 billion,	0.240%	of the next $50 billion,
0.390%	of the next $5 billion,	0.220%	of the next $50 billion,
0.340%	of the next $10 billion,	0.210%	of the next $100 billion and
0.290%	of the next $10 billion,	0.205%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.273% of the fund’s average net assets.

Putnam Management has contractually agreed, through November 30, 2023, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and

60 Ultra Short Duration Income Fund

payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Management has also contractually agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through November 30, 2023, to the extent that total expenses of the fund (excluding brokerage, interest, taxes, investment-related expenses, payments under distribution plans, extraordinary expenses, payments under the fund’s investor servicing contract and acquired fund fees and expenses, but including payments under the fund’s investment management contract) would exceed an annual rate of 0.24% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $8,688,037 as a result of this limit.

Putnam Management may from time to time voluntarily undertake to waive fees and/or reimburse certain fund expenses in order to enhance the annualized net yield for the fund. Any such waiver or reimbursement would be voluntary and may be modified or discontinued by Putnam Management at any time without notice. During the reporting period, the fund’s expenses were reduced by $27,684 as a result of this limit. This includes the following amounts per class of class specific investor servicing fees from the fund:

Distribution fee waived
Class B*	$356
Class C	21,955
Class R	5,373
Total	$27,684

* Effective May 25, 2022, Class B shares converted to Class A shares.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.20% (prior to July 1, 2022, the annual rate was 0.25%) of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class N, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$3,467,393	Class R	2,975
Class B*	150	Class R6	65,767
Class C	11,256	Class Y	5,387,931
Class N	6,255	Total	$8,941,727

* Effective May 25, 2022, Class B shares converted to Class A shares.

Ultra Short Duration Income Fund 61

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $18,243 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $11,108, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.10%	$5,615,004
Class B*	0.75%	0.50%	1,241
Class C	1.00%	0.50%	91,012
Class N	1.00%	0.25%	25,402
Class R	1.00%	0.50%	23,888
Total			$5,756,547

* Effective May 25, 2022, Class B shares converted to Class A shares.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $200 from the sale of class N shares and received $182 and $3 in contingent deferred sales charges from redemptions of class B and class C shares purchased by exchange from another Putnam fund, respectively.

A deferred sales charge of up to 1.00% for class A shares may be assessed on certain redemptions. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies in contingent deferred sales charges from redemptions of class A shares purchased by exchange from another Putnam fund.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$4,839,477,694	$5,418,006,525
U.S. government securities (Long-term)	—	—
Total	$4,839,477,694	$5,418,006,525

62 Ultra Short Duration Income Fund

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	YEAR ENDED 7/31/22		YEAR ENDED 7/31/21
Class A	Shares	Amount	Shares	Amount
Shares sold	164,765,264	$1,656,859,113	399,194,704	$4,026,832,544
Shares issued in connection with
reinvestment of distributions	2,551,045	25,552,605	2,646,112	26,689,388
	167,316,309	1,682,411,718	401,840,816	4,053,521,932
Shares repurchased	(392,467,776)	(3,941,671,658)	(477,737,205)	(4,818,972,338)
Net decrease	(225,151,467)	$(2,259,259,940)	(75,896,389)	$(765,450,406)

	YEAR ENDED 7/31/22*		YEAR ENDED 7/31/21
Class B	Shares	Amount	Shares	Amount
Shares sold	4,402	$44,198	26,094	$263,012
Shares issued in connection with
reinvestment of distributions	6	61	5	55
	4,408	44,259	26,099	263,067
Shares repurchased	(36,794)	(368,407)	(19,321)	(194,671)
Net increase (decrease)	(32,386)	$(324,148)	6,778	$68,396

	YEAR ENDED 7/31/22		YEAR ENDED 7/31/21
Class C	Shares	Amount	Shares	Amount
Shares sold	302,857	$3,038,270	1,019,066	$10,269,451
Shares issued in connection with
reinvestment of distributions	3,469	34,617	512	5,161
	306,326	3,072,887	1,019,578	10,274,612
Shares repurchased	(947,115)	(9,506,923)	(1,592,760)	(16,049,463)
Net decrease	(640,789)	$(6,434,036)	(573,182)	$(5,774,851)

	YEAR ENDED 7/31/22		YEAR ENDED 7/31/21
Class N	Shares	Amount	Shares	Amount
Shares sold	316,748	$3,181,901	531,438	$5,354,413
Shares issued in connection with
reinvestment of distributions	3,018	30,161	4,241	42,738
	319,766	3,212,062	535,679	5,397,151
Shares repurchased	(965,062)	(9,702,188)	(1,026,317)	(10,342,502)
Net decrease	(645,296)	$(6,490,126)	(490,638)	$(4,945,351)

Ultra Short Duration Income Fund 63

	YEAR ENDED 7/31/22		YEAR ENDED 7/31/21
Class R	Shares	Amount	Shares	Amount
Shares sold	258,224	$2,588,428	315,832	$3,181,477
Shares issued in connection with
reinvestment of distributions	1,122	11,190	96	969
	259,346	2,599,618	315,928	3,182,446
Shares repurchased	(151,478)	(1,521,170)	(406,603)	(4,096,872)
Net increase (decrease)	107,868	$1,078,448	(90,675)	$(914,426)

	YEAR ENDED 7/31/22		YEAR ENDED 7/31/21
Class R6	Shares	Amount	Shares	Amount
Shares sold	11,364,655	$114,035,027	7,728,408	$78,066,540
Shares issued in connection with
reinvestment of distributions	89,295	895,244	50,261	507,799
	11,453,950	114,930,271	7,778,669	78,574,339
Shares repurchased	(5,760,286)	(57,895,840)	(4,910,390)	(49,605,627)
Net increase	5,693,664	$57,034,431	2,868,279	$28,968,712

	YEAR ENDED 7/31/22		YEAR ENDED 7/31/21
Class Y	Shares	Amount	Shares	Amount
Shares sold	678,744,880	$6,822,754,347	819,260,036	$8,272,859,782
Shares issued in connection with
reinvestment of distributions	4,286,098	42,976,448	3,496,348	35,307,960
	683,030,978	6,865,730,795	822,756,384	8,308,167,742
Shares repurchased	(755,480,563)	(7,591,868,478)	(814,605,090)	(8,226,137,148)
Net increase (decrease)	(72,449,585)	$(726,137,683)	8,151,294	$82,030,594

* Effective May 25, 2022, Class B shares converted to Class A shares.

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 7/31/21	cost	proceeds	income	of 7/31/22
Short-term investments
Putnam Short Term
Investment Fund*	$—	$1,123,825,654	$1,123,825,654	$31,025	$—
Total Short-term
investments	$—	$1,123,825,654	$1,123,825,654	$31,025	$—

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

64 Ultra Short Duration Income Fund

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Various financial industry groups have been planning for the transition away from LIBOR, but there are obstacles to converting certain longer-term securities and transactions to new reference rates. Markets are developing slowly and questions around liquidity in these rates and how to appropriately adjust these rates to mitigate any economic value transfer at the time of transition remain a significant concern. Neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets that rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of related transactions, such as hedges. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur at any time.

Beginning in January 2020, global financial markets have experienced, and may continue to experience, significant volatility resulting from the spread of a virus known as Covid–19. The outbreak of Covid–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of Covid–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

Ultra Short Duration Income Fund 65

Note 7: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

		RBC Capital
	BNP Paribas	Markets, LLC	Total
Assets:
Repurchase agreements **	$75,000,000	$25,000,000	$100,000,000
Total Assets	$75,000,000	$25,000,000	$100,000,000
Liabilities:
Total Liabilities	$—	$—	$—
Total Financial and Derivative Net Assets	$75,000,000	$25,000,000	$100,000,000
Total collateral received (pledged)†##	$75,000,000	$25,000,000
Net amount	$—	$—
Controlled collateral received (including
TBA commitments)**	$—	$—	$—
Uncontrolled collateral received	$78,767,215	$26,255,817	$105,023,032
Collateral (pledged) (including TBA commitments)**	$—	$—	$—

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

##Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

Note 8: New accounting pronouncements

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2020–04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020–04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. The discontinuation of LIBOR was subsequently extended to June 30, 2023. ASU 2020–04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management expects that the adoption of the guidance will not have a material impact on the fund’s financial statements.

66 Ultra Short Duration Income Fund

Federal tax information (Unaudited)

The Form 1099 that will be mailed to you in January 2023 will show the tax status of all distributions paid to your account in calendar 2022.

Ultra Short Duration Income Fund 67

Shareholder meeting results (Unaudited)

June 29, 2022 meeting

At the meeting, each of the nominees for Trustees was elected, with all funds of the Trust voting together as a single class, as follows:

	Votes for	Votes withheld
Liaquat Ahamed	3,583,882,479	32,417,735
Barbara M. Baumann	3,584,377,892	31,922,322
Katinka Domotorffy	3,584,956,517	31,343,697
Catharine Bond Hill	3,586,682,827	29,617,387
Kenneth R. Leibler	3,569,431,371	46,868,843
Jennifer Williams Murphy	3,581,263,937	35,036,277
Marie Pillai	3,578,125,932	38,174,282
George Putnam, III	3,576,315,198	39,985,016
Robert L. Reynolds	3,579,411,077	36,889,137
Manoj P. Singh	3,582,573,738	33,726,476
Mona K. Sutphen	3,588,302,923	27,997,291

All tabulations are rounded to the nearest whole number.

68 Ultra Short Duration Income Fund

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed
Born 1952, Trustee since 2012
Principal occupations during past five years: Author; won Pulitzer Prize for *Lords of Finance: The Bankers Who Broke the World.*

Other directorships: Chair of the Sun Valley Writers Conference, a literary not-for-profit organization, and a Trustee of the Journal of Philosophy.

Barbara M. Baumann
Born 1955, Trustee since 2010, Vice Chair since 2022
Principal occupations during past five years: President of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects.

Other directorships: Director of Devon Energy Corporation, a publicly traded independent natural gas and oil exploration and production company; Director of National Fuel Gas Company, a publicly traded energy company that engages in the production, gathering, transportation, distribution, and marketing of natural gas; Senior Advisor to the energy private equity firm First Reserve; Director of three private, independent oil and gas exploration and production companies: Ascent Resources, LLC, Texas American Resources Company II, LLC, and IOG Resources, LLC; member of the Finance Committee of the Children's Hospital of Colorado; member of the Investment Committee of the Board of The Denver Foundation; and previously a Director of publicly traded companies Buckeye Partners LP, UNS Energy Corporation, CVR Energy Company, and SM Energy Corporation.

Katinka Domotorffy
Born 1975, Trustee since 2012
Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Foundation and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies.

Other directorships: Director of the Great Lakes Science Center and of College Now Greater Cleveland.

Catharine Bond Hill
Born 1954, Trustee since 2017
Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, Dr. Hill served as the 10th president of Vassar College.

Other directorships: Director of Yale-NUS College and Trustee of Yale University.

Kenneth R. Leibler
Born 1949, Trustee since 2006, Vice Chair from 2016 to 2018, Chair since 2018
Principal occupations during past five years: Vice Chair Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston. Member of the Investment Committee of the Boston Arts Academy Foundation.

Other directorships: Director of Eversource Corporation, which operates New England's largest energy delivery system; previously the Chair of the Boston Options Exchange, an electronic marketplace for the trading of listed derivatives securities; previously the Chair and Chief Executive Officer of the Boston Stock Exchange; and previously the President and Chief Operating Officer of the American Stock Exchange.

Jennifer Williams Murphy
Born 1964, Trustee since 2022
Principal occupations during past five years: Chief Executive Officer and Founder of Runa Digital Assets, LLC, an institutional investment advisory firm specializing in active management of digital assets. Until 2021, Chief Operating Officer of Western Asset Management, LLC, a global investment adviser, and Chief Executive Officer and President of Western Asset Mortgage Capital Corporation, a mortgage finance real estate investment trust.

Other directorships: Previously, a Director of Western Asset Capital Corporation.

Marie Pillai
Born 1954, Trustee since 2022
Principal occupations during past five years: Senior Advisor, Hunter Street Partners, LP, an asset-oriented private investment firm; Specialty Leader and Member of the Curriculum Committee of the Center for Board Certified Fiduciaries, a public benefit corporation providing coursework for developing fiduciaries. Until 2019, Vice President, Chief Investment Officer, and Treasurer of General Mills, Inc., a global food company.

Other directorships: Director of the Catholic Community Foundation of Minnesota; Investment Advisory Board Member of the University of Minnesota; Member of the Board of the Bush Foundation, a nonprofit organization supporting community problem-solving in Minnesota, North Dakota, and South Dakota; and previously, a Board Member of Catholic Charities of St. Paul and Minneapolis.

Ultra Short Duration Income Fund 69

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of July 31, 2022, there were 100 funds in the Putnam fund complex, including 96 Putnam Funds and four funds in Putnam ETF Trust. Each Trustee serves as Trustee of all Putnam Funds. In addition to serving as Trustees of the Putnam Funds, Dr. Hill, Mses. Domotorffy and Sutphen, and Mr. Ahamed serve as Trustees of Putnam ETF Trust.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

70 Ultra Short Duration Income Fund

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

James F. Clark (Born 1974)	Alan G. McCormack (Born 1964)
Vice President and Chief Compliance Officer	Vice President and Derivatives Risk Manager
Since 2016	Since 2022
Chief Compliance Officer and Chief Risk Officer,	Head of Quantitative Equities and Risk,
Putnam Investments, and Chief Compliance Officer,	Putnam Investments
Putnam Management
Denere P. Poulack (Born 1968)
Nancy E. Florek (Born 1957)	Assistant Vice President, Assistant Clerk,
Vice President, Director of Proxy Voting and Corporate	and Assistant Treasurer
Governance, Assistant Clerk, and Assistant Treasurer	Since 2004
Since 2000
Janet C. Smith (Born 1965)
Michael J. Higgins (Born 1976)	Vice President, Principal Financial Officer, Principal
Vice President, Treasurer, and Clerk	Accounting Officer, and Assistant Treasurer
Since 2010	Since 2007
Head of Fund Administration Services,
Jonathan S. Horwitz (Born 1955)	Putnam Investments and Putnam Management
Executive Vice President, Principal Executive Officer,
and Compliance Liaison	Stephen J. Tate (Born 1974)
Since 2004	Vice President and Chief Legal Officer
Since 2021
Richard T. Kircher (Born 1962)	General Counsel, Putnam Investments,
Vice President and BSA Compliance Officer	Putnam Management, and Putnam Retail Management
Since 2019
Assistant Director, Operational Compliance, Putnam	Mark C. Trenchard (Born 1962)
Investments and Putnam Retail Management	Vice President
Since 2002
Martin Lemaire (Born 1984)	Director of Operational Compliance, Putnam
Vice President and Derivatives Risk Manager	Investments and Putnam Retail Management
Since 2022
Risk Manager and Risk Analyst, Putnam Investments

Susan G. Malloy (Born 1957)
Vice President and Assistant Treasurer
Since 2007
Head of Accounting and Middle Office Services,
Putnam Investments and Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

Ultra Short Duration Income Fund 71

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

72 Ultra Short Duration Income Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Richard T. Kircher
Putnam Investment	Kenneth R. Leibler, Chair	Vice President and
Management, LLC	Barbara M. Baumann, Vice Chair	BSA Compliance Officer
100 Federal Street	Liaquat Ahamed
Boston, MA 02110	Katinka Domotorffy	Martin Lemaire
	Catharine Bond Hill	Vice President and
Investment Sub-Advisor	Jennifer Williams Murphy	Derivatives Risk Manager
Putnam Investments Limited	Marie Pillai
16 St James’s Street	George Putnam, III	Susan G. Malloy
London, England SW1A 1ER	Robert L. Reynolds	Vice President and
	Manoj P. Singh	Assistant Treasurer
Marketing Services	Mona K. Sutphen
Putnam Retail Management		Alan G. McCormack
Limited Partnership	Officers	Vice President and
100 Federal Street	Robert L. Reynolds	Derivatives Risk Manager
Boston, MA 02110	President
Denere P. Poulack
Custodian	James F. Clark	Assistant Vice President,
State Street Bank	Vice President, Chief Compliance	Assistant Clerk, and
and Trust Company	Officer, and Chief Risk Officer	Assistant Treasurer

Legal Counsel	Nancy E. Florek	Janet C. Smith
Ropes & Gray LLP	Vice President, Director of	Vice President,
	Proxy Voting and Corporate	Principal Financial Officer,
Independent Registered	Governance, Assistant Clerk,	Principal Accounting Officer,
Public Accounting Firm	and Assistant Treasurer	and Assistant Treasurer
PricewaterhouseCoopers LLP
	Michael J. Higgins	Stephen J. Tate
	Vice President, Treasurer,	Vice President and
	and Clerk	Chief Legal Officer

	Jonathan S. Horwitz	Mark C. Trenchard
	Executive Vice President,	Vice President
Principal Executive Officer,
and Compliance Liaison

This report is for the information of shareholders of Putnam Ultra Short Duration Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit, Compliance and Risk Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each member of the Audit, Compliance and Risk Committee also possesses a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualifies him or her for service on the Committee. In addition, the Trustees have determined that each of Dr. Hill and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education.The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Risk Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

July 31, 2022	$147,897	$ —	$7,482	$ —
July 31, 2021	$175,199	$ —	$7,132	$ —

For the fiscal years ended July 31, 2022 and July 31, 2021, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $336,433 and $316,432 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Risk Committee. The Audit, Compliance and Risk Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Risk Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2–01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

July 31, 2022	$ —	$328,951	$ —	$ —
July 31, 2021	$ —	$309,300	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: September 29, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: September 29, 2022

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: September 29, 2022